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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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City National Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Reg. § 240.14a-101. Notes:
	A.	Where any item calls for information with respect to any matter to be acted upon and such matter involves other matters with respect to which information is called for by other items of this schedule, the information called for by such other items shall also be given. For example, where a solicitation of security holders is for the purpose of approving the authorization of additional securities which are to be used to acquire another specified company, and the registrants' security holders will not have a separate opportunity to vote upon the transaction, the solicitation to authorize the securities is also a solicitation with respect to the acquisition. Under those facts, information required by Items 11, 13 and 14.

CITY NATIONAL CORPORATION
City National Center
400 North Roxbury Drive
Beverly Hills, California 90210
(310) 888-6000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 24, 2002

TO THE STOCKHOLDERS:

        City National Corporation will hold its Annual Meeting of Stockholders at City National Center, 400 North Roxbury Drive, Beverly Hills, California on Wednesday, April 24, 2002, at 4:30 p.m.

        At the annual meeting, we will consider the following proposals:

          1.    Election of Directors. The election of directors to hold office for three years, or until their respective successors have been elected and qualified; and

          2.    Approval of the City National Corporation 2002 Omnibus Plan. The approval of the City National Corporation 2002 Omnibus Plan, as previously approved by the Board of Directors, and the reservation of 5,000,000 shares of Common Stock for issuance or delivery under the Plan;

          3.    Other Business. The transaction of such other business as may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

        The Board of Directors has fixed the close of business on March 1, 2002 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting or any postponement or adjournment of the annual meeting.

        You are cordially invited to attend the 2002 Annual Meeting of Stockholders of City National Corporation. Whether you plan to attend the annual meeting or not, we urge you to sign, date and return the enclosed proxy card in the postage paid envelope provided, so that as many shares as possible may be represented at the annual meeting. The vote of every stockholder is important and your cooperation in returning your executed proxy promptly will be appreciated. Each proxy is revocable and will not affect your right to vote in person if you attend the annual meeting.

        We appreciate your continuing support and look forward to seeing you at City National Corporation's Annual Meeting.

                      Sincerely,

BRAM GOLDSMITH	RUSSELL GOLDSMITH
Chairman of the Board	Vice Chairman and Chief Executive Officer

Beverly Hills, California
March 25, 2002

CITY NATIONAL CORPORATION
City National Center
400 North Roxbury Drive
Beverly Hills, California 90210
(310) 888-6000

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
ELECTION OF DIRECTORS	4
BOARD OF DIRECTORS COMMITTEES	6
PRINCIPAL HOLDERS OF COMMON STOCK	7
SECURITY OWNERSHIP OF MANAGEMENT	8
Security Ownership By Management of CN Real Estate Investment Corporation	10
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	11
Summary Compensation Table	11
Employment Contracts, Change of Control Agreements and Termination Arrangements	12
Stock Option Plans	15
COMPENSATION OF DIRECTORS	16
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	17
REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION AND DIRECTORS NOMINATING COMMITTEE	17
Overall Philosophy	17
Stockholder Return Graph	18
Chief Executive Officer	19
Other Executive Officers	19
Statement Regarding Deductibility	20
REPORT BY THE AUDIT COMMITTEE	21
CERTAIN TRANSACTIONS	22
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
CITY NATIONAL CORPORATION 2002 OMNIBUS PLAN	24
INDEPENDENT AUDITORS	30
STOCKHOLDER PROPOSALS	30
APPENDIX A CITY NATIONAL CORPORATION AUDIT COMMITTEE CHARTER	A-1
APPENDIX B CITY NATIONAL CORPORATION 2002 OMNIBUS PLAN	B-1

CITY NATIONAL CORPORATION
City National Center
400 North Roxbury Drive
Beverly Hills, California 90210
(310) 888-6000

ANNUAL MEETING OF STOCKHOLDERS ON APRIL 24, 2002

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

        This proxy statement is being provided in connection with City National Corporation's Annual Meeting of Stockholders. We believe our question and answer format facilitates understanding of the general information about the annual meeting and voting procedures.

1.	Q.	Why did you send me this proxy statement?
	A.	We sent you this proxy statement because the Board of Directors of City National is soliciting your proxy to vote at the 2002 Annual Meeting of Stockholders.
2.	Q.	When is this proxy statement being mailed to stockholders?
	A.	This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about March 25, 2002.
3.	Q.	Who is paying for this solicitation?
A.
The Corporation will pay the cost of preparing, assembling and mailing the notice of the annual meeting, the proxy statement and the accompanying proxy card and for the solicitation of proxies. In addition to our solicitation by mail, certain directors, officers and employees who will receive no additional compensation for their services may solicit proxies in person or by telephone, telegraph or facsimile. We will pay brokers and others who hold our common stock in their name for the expenses of forwarding the proxy materials to their principals.
4.	Q.	What may I vote on?
	A.	You are being asked to vote on the election of nominees to serve on the Corporation's Board of Directors and the approval of a 2002 Omnibus Plan.
5.	Q.	How does the Board of Directors recommend I vote?
	A.	The Board of Directors recommends a vote FOR each of the nominees, and recommends a vote in favor of the 2002 Omnibus Plan.
6.	Q.	Who is entitled to vote?
	A.	Only stockholders of record on the Record Date, March 1, 2002, may vote at the annual meeting.

7.	Q.	How many shares can vote?
	A.	At the close of business on the Record Date, there were 49,540,891 shares of the Corporation's common stock outstanding. Each stockholder is entitled to one vote for each share of common stock owned.
8.	Q.	How many shares must be represented at the annual meeting to constitute a "quorum"?
A.
A majority of the outstanding shares must be present at the annual meeting, either in person or represented by proxy, to constitute a "quorum." There must be a quorum for the Annual Meeting to be held. If you return a signed proxy card, you will be counted as being present, even if you abstain from voting. Broker non-votes will also be counted as being present for purposes of determining a quorum.
9.	Q.	How are matters approved or disapproved?
A.
The four nominees for election as a director who receive the highest number of affirmative votes will be elected and a majority of the shares voting at the Annual Meeting in person or by proxy will be required to approve the 2002 Omnibus Plan. If a quorum is not present in person or by proxy, or if a quorum is present but a majority of the shares represented at the meeting are not voted in favor of approval of the 2002 Omnibus Plan, the 2002 Omnibus Plan will not be approved.
10.	Q.	What do I have to do to vote?
A.
You may vote by signing and dating each proxy card you receive and returning it in the enclosed postage paid envelope. If you mark the proxy card to show how you wish to vote, your shares will be voted as you direct. If you return a signed proxy card but do not mark the proxy card to show how you wish to vote, your shares will be voted FOR each of the Board of Directors' nominees for election as directors and FOR the approval of the 2002 Omnibus Plan. You may change or revoke your vote at any time before it is counted at the annual meeting by:
(i) notifying our Secretary at the address shown above; (ii) attending the annual meeting and voting in person; or (iii) submitting a later dated proxy card.
11.	Q.	What do I have to do to vote my shares if they are held in the name of my broker?
A.
If your shares are held by your broker, sometimes called "street name" shares, you should receive a form from your broker asking you how you want to vote your shares. If you do not give instructions to your broker, your broker will vote your shares at its discretion on your behalf.
12.	Q.	How will voting on any other business be conducted?
A.
We do not know of any business to be considered at the annual meeting other than the election of directors and the approval of the 2002 Omnibus Plan described in this proxy statement. Because we were not notified of any other business to be presented at the annual meeting on or before February 4, 2002, if any other business is presented at the annual meeting, the person named on the proxy card, your designated proxy will vote on such matter at his discretion. Any matter other than the election of directors must receive affirmative votes from at least a majority of the shares voting in order to be approved.
13.	Q.	Who can attend the annual meeting?
A.
Any stockholders entitled to vote at the annual meeting may attend the annual meeting. If you hold "street name" shares and would like to attend the annual meeting, please write to our Secretary at the address shown above or e-mail to mdrain@cityntl.com, identifying yourself as a beneficial owner of our common stock, and we will add your name to the guest list.

14.	Q.	How do I get more information about you?
A.
With this proxy statement, we are also sending you our 2001 Summary Annual Report and our Annual Report for the year ended December 31, 2001, which includes our financial statements. If you did not receive them, we will send them to you without charge. The Annual Report includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing them will be your responsibility. Please write to:
Stephen McAvoy City National Bank City National Center 400 North Roxbury Drive Beverly Hills, California 90210
You may also send your request by facsimile to (213) 347-2645 or by e-mail to smcavoy@cityntl.com.
In addition, the Securities and Exchange Commission maintains an internet site at http://www.sec.gov that contains information filed with them.

ELECTION OF DIRECTORS

        As of the date of this Proxy Statement, the Board of Directors of the Corporation currently consists of twelve members, who are divided into three classes. Directors are elected for terms ending at the third annual meeting following the directors' election. At the time of the 2002 annual meeting, the retirement of one current Class III director, Charles E. Rickershauser, age 73 and a director since 1982, will become effective. The Board of Directors of the Corporation has adopted a resolution to reduce the number of directors to eleven effective upon the retirement of Mr. Rickershauser. The term of office of the current Class III directors will expire upon election and qualification of their successors. At the annual meeting, four nominees will be elected to serve as Class III directors.

        The four nominees recommended by the Board of Directors for election as directors (all four of whom are currently directors) are set forth below. If one or more of such nominees unexpectedly becomes unavailable to serve as a director, the proxies may be voted for one or more substitute nominees selected by the Board of Directors, or the authorized number of directors may be reduced. If the authorized number of directors is reduced for any reason, the proxies will be voted for the election of the remaining nominees named in this proxy statement. To the best of the Corporation's knowledge, all nominees are and will be available to serve as directors.

        Nominations for the election of directors may be made by a stockholder entitled to vote for the election of directors by submitting a notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 60 days prior to the first anniversary of the date of the last meeting of the stockholders of the Corporation called for the election of directors. For the 2003 Annual Meeting of Stockholders, nominations must be received by February 24, 2003. The notice must include: (i) the name, age, business address and, if known, the residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the number of shares of stock of the Corporation beneficially owned by the nominee and (iv) other information that would be required by federal securities laws and regulations for an individual nominated by the Board of Directors. The Corporation did not receive any such nominations for the 2002 annual meeting.

        Each of the current directors is also a director of City National Bank (the "Bank"), a wholly owned subsidiary of the Corporation.

        The nominees for election as Class III directors, and the Class I and Class II directors who will continue in office after the annual meeting until the expiration of their respective terms, and information about them as of March 1, 2002, are as follows:

Nominees for Election as Class III Directors

Name	Age	Principal Occupation and Other Directorships	Director of Bank Since	Director of Corporation Since
Richard L. Bloch	72	President, Piñon Farm, Inc., for more than the past five years; real estate investor and former Chairman of the Board, Columbus Realty Trust from December 1993 through October 1997.	1974	1979
Bram Goldsmith(1)	79	Chairman of the Board, City National Corporation, for more than the past five years.	1964	1969
Bob Tuttle	58	Managing Partner, Tuttle-Click Automotive Group since 1989; formerly, Director of Arizona Bank, 1989-1999, and Assistant to the President and Director of Presidential Personnel, The White House, 1985-1989	2002	2002
Kenneth Ziffren	61	Senior Partner, Ziffren, Brittenham, Branca, Fischer, Gilbert-Lurie & Stiffelman, law firm, for more than the past five years; Director, Panavision, Inc.	1989	1989

(1)
Mr. Russell Goldsmith is the son of Mr. Bram Goldsmith.

Directors Continuing in Office

Name	Age	Principal Occupation and Other Directorships	Director of Bank Since	Director of Corporation Since
Class I Directors
George H. Benter, Jr.	60	President, City National Corporation since 1993; President and Chief Operating Officer, City National Bank since 1992; Director, The Wet Seal, Inc.	1992	1993
Stuart D. Buchalter	64	Of Counsel, Buchalter, Nemer, Fields & Younger, P.C., California law firm, for more than the past five years; Principal, EastWest Ventures Group, a venture capital investment firm; Director, Earl Scheib, Inc., Director and Chairman of the Board, Warnaco Group, Inc.	1981	1981
Andrea L. Van de Kamp	58	Senior Vice President and Chairman, West Coast Operations, Sotheby's, auction house, since January 1997; Director, Jenny Craig, Inc. and The Walt Disney Company	1994	1994
Class II Directors
Russell Goldsmith(1)	52	Vice Chairman and Chief Executive Officer, City National Corporation since October 1995; Chairman of the Board and Chief Executive Officer, City National Bank since October 1995	1978	1979
Michael L. Meyer	63	Chief Executive Officer, Michael L. Meyer Company, real estate consulting and investment company, since October 1999; Senior Vice President and Chief Financial Officer, Advantage 4, real estate telecommunication company, since October 1999; Managing Partner, Orange County, Ernst & Young LLP Real Estate Group, 1974 to 1998; Director, William Lyon Homes	1999	1999
Ronald L. Olson	60	Partner, Munger, Tolles & Olson, law firm, for more than the past five years; Director, Edison International, Berkshire Hathaway, Inc., Pacific American Income Shares, and Western Asset Investment Trust	2001	2001
William B. Richardson	54	Senior Managing Director, Kissinger McLarty Associates since July 2001; U.S. Secretary of Energy, 1998 to 2001; U.S. Ambassador to United Nations, 1997 to 1998; Member of U.S. Congress, New Mexico 3rd Congressional District, 1983 to 1997; Director, Cendant Corp., Diamond Offshore, EIF, Peregrine Systems, Terra Solar, Valero Energy Corp., Venoco, American Energy Group, Inc.	2001	2001

(1)
Mr. Russell Goldsmith is the son of Mr. Bram Goldsmith.

        The Board of Directors held ten meetings during 2001. All directors attended at least 75 percent of the meetings held during 2001 by the Board of Directors and the committees on which they served except Messrs. Ronald L. Olson and William B. Richardson.

BOARD OF DIRECTORS COMMITTEES

        The Board of Directors has a Compensation and Directors Nominating Committee and an Audit Committee.

        During 2001, the Compensation and Directors Nominating Committee was composed of Messrs. Charles E. Rickershauser, Jr. (Chairman), Michael L. Meyer, and Ronald L. Olson. In February of 2002, Richard L. Bloch became a member of the Committee and Mr. Olson ceased being a member. The Compensation and Directors Nominating Committee acts upon matters of compensation and selects and recommends to the Board of Directors nominees for positions on the Corporation's Board of Directors. The Compensation and Directors Nominating Committee of the Bank is composed of the same individuals and acts jointly as the Corporation's Compensation and Directors Nominating Committee. The Committees met jointly two times during 2001.

        The Audit Committee is composed of Messrs. Kenneth Ziffren (Chairman), Richard L. Bloch and Stuart D. Buchalter. The Audit Committee monitors significant accounting and financial reporting policies, approves services rendered by the Corporation's independent auditors, reviews audit and management reports and makes recommendations regarding the appointment of independent auditors and the fees payable for their services. The Audit Committee also functions as the audit and examining committee of the Bank. The Committee met sixteen times during 2001.

PRINCIPAL HOLDERS OF COMMON STOCK

        The following table sets forth information as of January 31, 2002 regarding the beneficial owners of more than five percent of the outstanding shares of the Corporation's common stock. To the Corporation's knowledge, based on the absence of filings which beneficial owners of more than five percent of the outstanding shares of the Corporation's common stock are required to make with the Securities and Exchange Commission, there are no other beneficial owners of more than five percent of the outstanding shares of the Corporation's common stock.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Sole Voting and Investment Power		Shared Voting and Investment Power	Total		Percent of Class(1)
Bram Goldsmith Group 400 North Roxbury Drive Beverly Hills, CA 90210				6,772,444		14.03%
Goldsmith Family Partnership(2)	—		2,920,113	2,920,113
Bram and Elaine Goldsmith, Trustees of the Bram and Elaine Goldsmith Family Trust	—		2,968,713	2,968,713	(3)
Elaine and Bram Goldsmith, Trustees of the Elaine Goldsmith Revocable Trust	—		567,989	567,989
Bram Goldsmith	—		62,118	62,118	(4)
Goldsmith Family Foundation	—		239,780	239,780	(5)
Oak Trust	13,731		—	13,731	(6)
FMR Corp 82 Devonshire Street Boston, MA 02109	2,478,947	(7)	—	2,478,947		5.14%

(1)
Based on 48,272,592 shares of Common Stock issued and outstanding at January 31, 2002.

(2)
The Goldsmith Family Partnership is a limited partnership of which the general partners include the Bram and Elaine Goldsmith Family Trust and the Russell Goldsmith Trust, of which Mr. Russell Goldsmith is the sole trustee. The Bram Goldsmith Group disclaims beneficial ownership of the shares held by the Goldsmith Family Partnership except to the extent of Mr. Bram Goldsmith's pecuniary interest in the partnership.

(3)
Excludes the 2,920,113 shares identified as being held by the Goldsmith Family Partnership which the Bram and Elaine Goldsmith Family Trust may be deemed to beneficially own as a general partner of the Goldsmith Family Partnership.

(4)
Represents Mr. Bram Goldsmith's proportionate interest in shares held in the City National Corporation Stock Fund under the City National Corporation Profit Sharing Plan.

(5)
The Goldsmith Family Foundation is a tax-exempt charitable foundation of which Mr. Bram Goldsmith is a director. Mr. Bram Goldsmith disclaims beneficial ownership of these shares.

(6)
Represents shares held in a trust for the benefit of a member of the family of Mr. Bram Goldsmith for which Mr. Bram Goldsmith is the sole trustee.

(7)
Based solely upon information contained in a Form 13G filing with the Securities and Exchange Commission on February 14, 2002. Of the 2,478,947 shares beneficially owned by FMR Corp, it has sole voting power only as to 584,107 shares. The Schedule 13G states that Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp., and an investment advisor registered under the Investment Advisors Act of 1940, is the beneficial owner of 1,895,547 shares as a result of acting as investment advisor to various companies registered under the Investment Company Act of 1940 and that FMR Corp. does not have the sole power to vote or direct the voting of shares owned directly by the Fidelity Funds.

SECURITY OWNERSHIP OF MANAGEMENT

        The information below sets forth the number of shares of the Corporation's common stock beneficially owned as of January 31, 2002 by each of the current directors, the nominees recommended by the Board of Directors for election as directors, each of the individuals included in the "Summary Compensation Table" below and all current directors, nominees and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Name or Number of Persons in Group	Sole Voting and Investment Power	Shared Voting and Investment Power		Options(1)	Total		Percent of Class*
George H. Benter, Jr.	—	55,156		278,279	333,435		*
Richard L. Bloch	—	151,305		—	151,305		*
Stuart D. Buchalter	14,679	—		—	15,054	(2)	*
Jan R. Cloyde	23,300	2,702		35,750	61,752	(3)	*
Bram Goldsmith	13,731	6,758,713		—	6,772,444	(4)	14.03%
Russell Goldsmith	734,441	3,220,678		960,250	4,915,369	(5)	10.18%
Michael L. Meyer	3,500	—		500	4,000		*
Ronald L. Olson	200	—		500	700		*
Frank P. Pekny	—	72,568		166,974	239,542	(6)	*
William B. Richardson	30	—		—	30		*
Charles E. Rickershauser, Jr.	14,824	500		—	15,324		*
Bob Tuttle	1,000	—		—	1,000		*
Andrea L. Van de Kamp	1,100	3,455		—	4,555		*
Kenneth Ziffren	5,762	15,786		—	21,548		*
All Directors, Nominees and Executive Officers as a group (18 persons)	859,418	7,123,214	(8)	1,596,923	9,579,930	(7)(8)	19.85%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than one percent of the outstanding shares of the Corporation's common stock.

(1)
Represents shares subject to options which are presently exercisable or which will become exercisable within 60 days after January 31, 2002.

(2)
Includes 375 shares owned by Mr. Buchalter's wife individually. Mr. Buchalter disclaims beneficial ownership of these shares.

(3)
Includes 1,250 restricted shares with respect to which Ms. Cloyde does not have investment power. Also includes 2,702 shares allocated to Ms. Cloyde's account under the City National Corporation Profit Sharing Plan.

(4)
Includes (i) 2,920,113 shares owned by the Goldsmith Family Partnership, (ii) 2,968,713 shares owned by the Bram and Elaine Goldsmith Family Trust, of which Mr. Bram Goldsmith is a co-trustee (excluding the 2,920,113 shares owned by the Goldsmith Family Partnership of which the Bram and Elaine Goldsmith Family Trust is a general partner), (iii) 567,989 shares owned by the Elaine Goldsmith Revocable Trust, of which Mr. Bram Goldsmith is a co-trustee, (iv) 239,780 shares owned by the Goldsmith Family Foundation, a charitable foundation of which Mr. Bram Goldsmith is a director, (v) 62,118 shares allocated to Mr. Bram Goldsmith's account under the City National Corporation Profit Sharing Plan and (vi) 13,731 shares owned by Oak Trust, of which a member of the family of Mr. Bram Goldsmith is the beneficiary and Mr. Bram Goldsmith is the sole trustee. Shares owned by the Goldsmith Family Partnership and the Goldsmith Family Foundation are also shown as being beneficially owned by Mr. Russell Goldsmith. Mr. Bram Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Partnership except to the extent of his pecuniary interest therein, and the Goldsmith Family Foundation.

(5)
Includes (i) 2,920,113 shares owned by the Goldsmith Family Partnership, (ii) 424,293 shares owned by the Russell Goldsmith Trust, of which Mr. Russell Goldsmith is the sole trustee (excluding the 2,920,113 shares owned by the Goldsmith Family Partnership of which the Russell Goldsmith Trust is a general partner), (iii) 310,148 shares owned by other trusts of which Mr. Russell Goldsmith is the sole trustee, (iv) 239,780 shares owned by the Goldsmith Family Foundation, a charitable foundation of which Mr. Russell Goldsmith is a director, (v) 58,495 shares owned by the B.N. Maltz Foundation, a charitable foundation of which Mr. Russell Goldsmith is a director, and (vi) 2,290 shares allocated to Mr. Russell Goldsmith's account under the City National Corporation Profit Sharing Plan. Shares owned by the

  Goldsmith Family Partnership and the Goldsmith Family Foundation are also shown as being beneficially owned by Mr. Bram Goldsmith. Mr. Russell Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Partnership except to the extent of his pecuniary interest therein, the Goldsmith Family Foundation and the B.N. Maltz Foundation.

(6)
Includes 5,679 shares allocated to Mr. Pekny's account under the City National Corporation Profit Sharing Plan.

(7)
Includes 2,744 shares allocated to the accounts of executive officers under the City National Corporation Profit Sharing Plan (in addition to the shares allocated to the accounts of the individuals named in the "Summary Compensation Table" below).

(8)
The sum total for this column reflects appropriate elimination of duplications attributable to both Russell and Bram Goldsmith under the Goldsmith Family Partnership and the Goldsmith Family Foundation (See footnotes (4) and (5)).

Security Ownership by Management of CN Real Estate Investment Corporation

        In 2001, CN Real Estate Investment Corporation, an indirect wholly-owned subsidiary of the Bank (the "Subsidiary"), sold in a private placement 33,933 shares of its 8.5% Series A Non-Cumulative Preferred Shares (the "Subsidiary Preferred Shares") for $100 per share. The Subsidiary Preferred Shares are non voting except as required by law and are not convertible into common stock of the Subsidiary. The Subsidiary intends to operate so as to qualify as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended, by investing primarily in participation interests in a portion of the Bank's portfolio of loans secured, in whole or in part, by real estate and leasehold improvements which, generate net income. The information below sets forth the number of Preferred Shares beneficially owned as of January 31, 2002 by each of the current directors, the nominees recommended by the Board of Directors for election as directors, each of the individuals included in the "Summary Compensation Table" below and all current directors, nominees and executive officers as a group."

Name or Number of Persons in Group	Sole Voting and Investment Power	Shared Voting and Investment Power	Total		Percent of Class*
Stuart D. Buchalter	100	—	100		*
Bram Goldsmith	600	500	1,100	(1)	3.24%
Russell Goldsmith	300	500	800	(2)	2.36%
Frank P. Pekny		30	30		*
All Directors, Nominees and Executive Officers as a group (7 persons)	1,302	530	1,878	(3)	5.53%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than one percent of the outstanding shares of the Subsidiary's preferred stock.

(1)
Includes 500 shares owned by the Goldsmith Family Foundation, a charitable foundation of which Mr. Bram Goldsmith is a director and 600 shares owned by trusts of which members of the family of Mr. Bram Goldsmith are the beneficiaries and Mr. Bram Goldsmith is the sole trustee. Shares owned by the Goldsmith Family Foundation are also shown as being beneficially owned by Mr. Russell Goldsmith. Mr. Bram Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Foundation.

(2)
Includes 500 shares owned by the Goldsmith Family Foundation, a charitable foundation of which Mr. Russell Goldsmith is a director and 300 shares owned by trusts of which Mr. Russell Goldsmith is the sole trustee. Shares owned by the Goldsmith Family Foundation are also shown as being beneficially owned by Mr. Bram Goldsmith. Mr. Russell Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Foundation.

(3)
Includes 46 shares owned by the spouse of one of the officers.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

        The following table sets forth the compensation for services rendered in all capacities to the Corporation and its subsidiaries earned during or, in the case of bonuses, on account of, the years indicated by each of the Corporation's Chief Executive Officer and the four most highly compensated officers of the Corporation during 2001 (including, in some cases, officers of the Bank who were deemed executive officers of the Corporation) who were employed by the Corporation or the Bank at December 31, 2001 (collectively, the "Named Executive Officers").

Long Term Compensation(1)
Annual Compensation
Securities Underlying Options Granted
Name and Position with the Corporation and the Bank	Year	Salary		Bonus		Other Annual Compensation(2)	Restricted Stock Awards		All Other Compensation(3)(4)
Russell Goldsmith Vice Chairman and Chief Executive Officer, City National Corporation; Chairman of the Board and Chief Executive Officer, City National Bank	2001 2000 1999	$ $ $	807,709 751,526 698,083	$ $ $	895,665 1,017,359 906,188	— — —	— — —	125,000 83,000 —	$ $ $	20,308 20,955 19,260
Bram Goldsmith Chairman of the Board, City National Corporation	2001 2000 1999	$ $ $	540,000 540,000 540,000	$ $ $	385,000 385,000 385,000	— — —	— — —	— — —	$ $ $	80,308 80,955 79,260
George H. Benter, Jr. President, City National Corporation; President and Chief Operating Officer, City National Bank	2001 2000 1999	$ $ $	460,000 435,003 403,348	$ $ $	244,800 280,000 250,000	— — —	— — —	50,000 50,000 57,500	$ $ $	20,308 20,955 19,260
Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer, City National Corporation; Vice Chairman and Chief Financial Officer, City National Bank	2001 2000 1999	$ $ $	416,000 395,669 368,348	$ $ $	221,400 242,500 235,000	— — —	— — —	50,000 50,000 57,500	$ $ $	20,308 20,955 19,260
Jan R. Cloyde Executive Vice President and Manager, Banking Services, City National Bank	2001 2000 1999	$ $ $	353,000 327,503 290,016	$ $	188,300 210,000 175,000	— — —	— — —	17,500 12,700 —	$ $ $	20,308 19,582 17,459

(1)
The Corporation did not award restricted stock to any of the executive officers during the periods shown. However, at December 31, 2001, Ms. Jan R. Cloyde held 1,250 shares of restricted stock from an award granted October 2, 1998. The value of these shares on December 31, 2001 was $58,563.

(2)
There were no perquisites or other personal benefits which, in the aggregate, exceeded the lesser of $50,000 or 10% of total salary and bonus for any of the Named Executive Officers.

(3)
Reflects the contribution to the Profit Sharing Plan allocable to the Named Executive Officer, including any matching contribution to the Section 401(k) deferred compensation feature of that Plan. Does not include any premium paid on split dollar life insurance policies issued under a prior executive deferred compensation plan.

(4)
For Mr. Bram Goldsmith, also includes $60,000 in 2001 for the premium paid on a life insurance policy originally purchased in 1980 which policy is owned by a trust of which Mr. Russell Goldsmith is one of the beneficiaries. See "—Employment Contracts, Change of Control Agreements and Termination Arrangements—Bram Goldsmith Agreement".

Employment Contracts, Change of Control Agreements and Termination Arrangements

        Russell Goldsmith Agreement.    Effective July 15, 1998, the Corporation and the Bank entered into an Employment Agreement (the "Russell Goldsmith Agreement") with Mr. Russell Goldsmith pursuant to which he has served and will continue to serve as Chairman of the Board and Chief Executive Officer of the Bank and Vice Chairman and Chief Executive Officer of the Corporation. The Russell Goldsmith Agreement will remain in effect until July 15, 2002. The Russell Goldsmith Agreement provides for an annual salary of $675,000 for the first year thereof, increasing for each successive year by the lesser of (i) five percent (5%) plus a cost of living index and (ii) 10%. Mr. Goldsmith is also entitled to an annual bonus equal to 35% of his base compensation, contingent upon the Corporation achieving 85% of its annual plan goals, scaled up, ratably, to 200% of his base compensation, contingent upon the Corporation achieving 130% of its annual plan goals.

        The Russell Goldsmith Agreement provides that in the event the Corporation or the Bank terminates Mr. Goldsmith's employment without good cause, Mr. Goldsmith will be entitled to receive an amount equal to (i) the base compensation and bonus he would have been received during the three years following the date of termination (assuming for purposes of the calculation that the term of the Russell Goldsmith Agreement had extended for a period of three years from the date of termination) and (ii) the cost of all other employee benefits Mr. Goldsmith would have received had he remained employed for three years following the date of termination. In addition, the stock options granted pursuant to the Russell Goldsmith Agreement, if not then exercisable in full, will become fully exercisable. For purposes of the Russell Goldsmith Agreement, "good cause" is defined as (i) conviction of a crime directly related to Mr. Goldsmith's employment, (ii) conviction of a felony involving moral turpitude, (iii) willful and gross mismanagement of the Corporation's or the Bank's business and affairs or (iv) breach of a material provision of the Russell Goldsmith Agreement.

        If Mr. Goldsmith's employment is terminated because of injury or physical or mental illness or due to Mr. Goldsmith's death, he (or, in the event of his death, his beneficiary or estate) will be entitled to receive the same amounts and benefits as if his employment had been terminated without cause.

        At the request of Mr. Goldsmith, the Corporation or the Bank, any dispute relating to the Russell Goldsmith Agreement will be resolved by binding arbitration. See "Change of Control Agreements" below, for information relating to change of control arrangements for Mr. Goldsmith.

        Bram Goldsmith Agreement.    In March 1998, the Corporation and the Bank entered into an Employment Agreement (the "1998 Agreement") with Mr. Bram Goldsmith pursuant to which he has served and will continue to serve as Chairman of the Board of the Corporation and an officer of the Bank from May 15, 1998, to May 14, 2001. In March 2001, the Corporation and the Bank entered into an Employment Agreement (the "2001 Agreement") with Mr. Bram Goldsmith pursuant to which he will continue to serve as Chairman of the Board of the Corporation and an officer of the Bank from May 15, 2001, to May 14, 2003. Both the 1998 Agreement and the 2001 Agreement provide for an annual salary of $540,000, as well as an annual incentive bonus, which bonus shall be no less a percentage of Mr. Goldsmith's annual salary than the mean between the high and low percentage of annual salary paid as a bonus to any other member of the Corporation's or the Bank's Strategy and Planning Committee (both of which currently consist of Messrs. Russell Goldsmith, Bram Goldsmith, George Benter, Frank Pekny and Ms. Jan Cloyde). The 1998 Agreement and the 2001 Agreement also provide that in no event would the total employee remuneration (as that term is defined in Section 162(m) of the Internal Revenue Code) paid to Mr. Goldsmith with regard to any one tax year of the Corporation total more than $925,000.

        Since 1980, employment arrangements between the Corporation and Mr. Goldsmith have provided for various policies of life insurance. Since 1990, and continuing under the 1998 Agreement and the 2001 Agreement, an insurance policy on the joint lives of Bram and Elaine Goldsmith in the amount of $7,000,000 has been provided by the Bank, and will continue to be provided by the Bank while either Bram or Elaine Goldsmith remains alive. The Bank is currently obligated to pay an annual premium equal to the greater of $60,000 or the amount necessary to maintain a $7,000,000 death benefit. The Bank will receive from the death benefit of the policy, before any payments are made to the beneficiaries, a sum equal to the aggregate amount of premiums, without interest prior to Mr. Goldsmith's death, paid on the policy since its inception. The total premiums paid between 1980 and 2000 on the existing policy and its predecessor policy total approximately $720,842. There is no arrangement or understanding, formal or informal, that Mr. Goldsmith has or will receive or be allocated an interest in the cash surrender value of the insurance policy.

        The 1998 Agreement and the 2001 Agreement provide that in the event the Corporation terminates Mr. Goldsmith's employment without good cause, Mr. Goldsmith will be entitled to receive all compensation payable for the balance of the term as if it had not been terminated. For this purpose, "good cause" is defined as (i) conviction of a crime directly related to Mr. Goldsmith's employment, (ii) conviction of a felony involving moral turpitude, (iii) willful and gross mismanagement of the Corporation's or the Bank's business and affairs, or (iv) breach of any material provision of the applicable agreement. If Mr. Goldsmith's employment is terminated because of injury or physical or mental illness, the Corporation will be obligated to continue paying Mr. Goldsmith salary and bonus as if he continued to be employed by the Corporation, less any amount paid in lieu of salary under any private or governmental insurance program. If Mr. Goldsmith's employment is terminated due to his death, his annual salary will be paid to his wife, if she is living, or his Revocable Living Trust, if she is not, for the lesser of two years or the remaining term of the 1998 Agreement and the 2001 Agreement.

        At the request of either Mr. Goldsmith or the Corporation, any dispute relating to the 1998 Agreement or the 2001 Agreement will be resolved through binding arbitration. See "Change of Control Agreements" below for information relating to change of control arrangements for Mr. Goldsmith.

        Change of Control Agreements.    Each officer who is a member of the Bank's Executive Committee, including each of the five Named Executive Officers, has entered into a Change of Control Agreement (the "Change of Control Agreement"). The Change of Control Agreement provides that each officer shall be employed for a period of two years (three years for Messrs. Russell Goldsmith, Bram Goldsmith, George Benter, Frank Pekny and Ms. Jan Cloyde) from the date of a change in control. The compensation, benefits, title, duties and other attributes of the officer's employment generally will be at least equal to that which was provided prior to the change in control.

        If, after a change of control, the officer's employment is terminated other than for "cause" or the officer resigns for "good reason," the officer will be paid an amount equal to two times (three times for Messrs. Russell Goldsmith, Bram Goldsmith, George Benter, Frank Pekny and Ms. Jan Cloyde) such officer's base salary and annual bonus plus the value of certain other benefits and payments foregone due to the termination and will continue to receive all employee benefits for two years (three years for Messrs. Russell Goldsmith, Bram Goldsmith, George Benter, Frank Pekny and Ms. Jan Cloyde) after the date of termination. For purposes of the Change of Control Agreements, "cause" is defined to mean (i) a willful and continued failure to perform the officer's duties or (ii) willfully engaging in illegal conduct or gross misconduct materially and demonstrably injurious to the Corporation, and "good reason" is defined to include (i) an action which diminishes the officer's position, authority, duties or responsibilities or (ii) a failure by the Corporation to comply with the compensation provisions of the agreement. In addition, any resignation by the officer during the 30 day period immediately following the first anniversary of a change of control is deemed to be for "good reason."

        If it is determined that any payments made to an officer pursuant to the Change of Control Agreement would subject such officer to an excise tax pursuant to Section 4999 of the Internal Revenue Code of 1986, under certain circumstances such officer will also be paid an additional amount sufficient to put such officer in the same tax position as the officer would have been in had no excise tax been imposed on such payment.

        Stock Option Plans.    The 1995 Omnibus Plan, the 1999 Omnibus Plan and the proposed 2002 Omnibus Plan, each contain provisions that take effect upon a change of control (as defined in each of the plans) of the Corporation. If a change of control occurs, all options held by employees vest in full unless the Compensation and Directors Nominating Committee determines otherwise, in which event the Board of Directors or the Compensation and Directors Nominating Committee, as applicable, will make provision for continuation and assumption of the plans and outstanding awards or for the substitution of new awards. Although the 1985 Stock Option Plan, under which no more options may be granted but under which there are still options outstanding, contains similar provisions, such provisions are no longer operative because all remaining options under the 1985 Stock Option Plan are fully vested.

        In March 2001, the Board of Directors adopted the 2001 Stock Option Plan, a broadly-based stock option plan under which options may only be granted to employees of the Corporation and the subsidiaries who are neither directors or executive officers.

        Executive Deferred Compensation Plan.    The Bank's 2000 Executive Deferred Compensation Plan allows officers who are senior vice presidents or above to elect each year to defer up to 100% of their salary, including commissions, and up to 100% of their annual bonus. Each officer's deferral account is credited with an amount equal to the net investment return of one or more equity or bond funds selected by the officer. Amounts in an officer's deferral account represent an unsecured claim against the Bank's assets and are paid, pursuant to the officer's election, in a lump-sum or in quarterly installments at a specified date during the officer's employment or upon the officer's termination of employment with the Bank. Under the prior executive deferred compensation plan, a participating officer may have used amounts deferred to purchase a split-dollar life insurance policy. Under the 2000 Executive Deferred Compensation Plan, the Bank provides life insurance coverage to each such eligible officer beginning on the date the officer executes an "Agreement for Transfer of Policy and Termination of Split-Dollar Life Insurance Agreement" and ending on December 31, 2009. The officer is entitled to name a beneficiary to receive the portion of the death benefit under the life insurance policy that is equal to the amount set forth in the 2000 Executive Deferred Compensation Plan.

Stock Option Plans

  Option Grants in Last Fiscal Year

        The following table sets forth information regarding stock options granted to the Named Executive Officers during 2001. Mr. Bram Goldsmith was not granted options during 2001. No stock appreciation rights were granted during 2001.

	Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees	Exercise Price (per share) (1)	Market Price on Grant Date (per share) (1)	Expiration Date	Grant Date Present Value (2)
Russell Goldsmith	125,000	9.68%	$36.66	$36.66	3/4/2011	$1,758,750
George H. Benter, Jr.	50,000	3.87%	$36.66	$36.66	3/4/2011	$703,500
Frank P. Pekny	50,000	3.87%	$36.66	$36.66	3/4/2011	$703,500
Jan R. Cloyde	17,500	1.36%	$36.66	$36.66	3/4/2011	$246,225

(1)
Closing price on the grant date as reported on the New York Stock Exchange.

(2)
Present values were calculated using the Black-Scholes option valuation model with the following assumptions:

Expected Life	7.5 years
Volatility	32.45%
Dividend yield	1.50%
Risk-free investment rate	4.98%

  The expected life is based upon the pattern of exercises of options granted by the Corporation in the past. Volatility, a measure of the variability in the Corporation's stock price, is based on changes in the price of the Corporation's common stock during the past ten years, measured monthly. The dividend yield is an assumed rate. Actual dividend payments will depend upon a number of factors, including future financial results, and may differ substantially from the assumption. The risk-free investment rate is based on the yield on ten year U.S. Treasury Notes on the grant date.

  The actual value, if any, which a Named Executive Officer may realize will depend upon the difference between the option exercise price and the market price of the Corporation's common stock on the date of exercise.

        The options which expire on March 4, 2011 were granted on March 5, 2001. The options generally become exercisable 25% on each anniversary date of the grant until fully exercisable. The options may become exercisable in full upon a change of control of the Corporation. See "—Employment Contracts, Change of Control Agreements and Termination Arrangements—Stock Option Plans".

  Aggregated Option Exercises and Year-End Option Values

        The following table sets forth information regarding exercises of stock options by the Named Executive Officers during 2001 and the value of all unexercised in-the-money stock options held by the Named Executive Officers as of December 31, 2001. Mr. Bram Goldsmith did not exercise any stock options during 2001 and held no unexercised stock options at December 31, 2001. There were no exercises of stock appreciation rights during 2001 and no unexercised stock appreciation rights at December 31, 2001.

			Number of Shares Underlying Unexercised Options		Value of Unexercised in-the-money Options at Year-End(1)
	Shares Acquired upon Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Russell Goldsmith	—	—	883,875	211,625	$19,699,559	$1,459,688
George H. Benter, Jr.	46,292	$1,092,473	238,904	130,625	$5,755,710	$1,678,109
Frank P. Pekny	61,816	$866,996	127,599	130,625	$2,684,736	$1,678,109
Jan R. Cloyde	—	—	28,187	27,063	$435,863	$367,553

(1)
Values are based on the $46.85 closing price of the Corporation's common stock on December 31, 2001, as reported on the New York Stock Exchange. The actual amount which a Named Executive Officer may realize will depend upon the market price of the Corporation's common stock at the time shares obtained upon exercise of such options are sold.

COMPENSATION OF DIRECTORS

        The Corporation does not pay cash fees to its directors for attendance at meetings of the Board of Directors. However, the Bank, whose Board of Directors consists of the same individuals as the Corporation's Board of Directors and generally meets jointly with the Corporation's Board of Directors, pays a fee of $1,500 to each non-employee director for attendance at each meeting of its Board of Directors. Non-employee directors serving on committees appointed by the Board of Directors receive a fee of $1,000 for each committee meeting attended. The chair of each committee appointed by the Board of Directors receives an annual fee of $3,000.

        The Corporation's 1999 Omnibus Plan provides for the automatic annual grant of 500 discounted stock options to each non-employee director on the date of the annual meeting of stockholders ("Director Stock Options"). The exercise price of Director Stock Options is $1.00 per share, payable in cash, by surrender of Corporation common stock held by the director or a combination of the two. Director Stock Options vest six months after the date of grant or upon the earlier termination without cause of the option holder's directorship and expire ten years after the date of grant. If the Stockholders approve the 2002 Omnibus Plan, the Director Stock Options will no longer be granted under the 1999 Omnibus Plan, and will be issued only under the 2002 Omnibus Plan.

        The Bank's 2000 Director Deferred Compensation Plan allows non-employee directors to elect each year to defer up to 100% of their director fees. Each director's deferral account is credited with an amount equal to the net investment return of one or more equity or bond funds selected by the director. Amounts in a director's deferral account represent an unsecured claim against the Bank's assets and are paid, pursuant to the director's election, in a lump sum or in quarterly installments at a specified date during the director's service on the board or upon the termination of service as a director. Prior to 2000, the Corporation maintained a Director Deferred Compensation Plan which the Corporation terminated effective December 31, 1999. Under the Corporation's Director Deferred Compensation Plan, a participating director may have used amounts to purchase a split-dollar life insurance policy. Under the Bank's 2000 Director Deferred Compensation Plan, the Bank provides life insurance coverage to each such eligible director beginning on the date the director executes an "Agreement for Transfer of Policy and Termination of Split-Dollar Life Insurance Agreement" and ending on December 31, 2009. The director is entitled to name a beneficiary to receive the portion of the death benefit under the life insurance policy that is equal to the amount set forth in the Bank's 2000 Director Deferred Compensation Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation and Directors Nominating Committee during 2001 consisted of Messrs. Charles E. Rickershauser, Jr. (Chairman), Michael L. Meyer, and Ronald L. Olson. Mr. Olson became a member in April 2001 and ceased being a member in February of 2002. None of the members of the Compensation and Directors Nominating Committee has ever been an officer or employee of the Corporation or any subsidiary of the Corporation.

        All three members of the Compensation and Directors Nominating Committee were customers of the Bank in the ordinary course of business during 2001. Similar transactions are expected to occur in the future. In the opinion of management, all such transactions were effected on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, as to any loans, interest rates, fees and collateral, and any loans did not involve more than the normal risk of collectibility or present any other unfavorable terms.

REPORT ON EXECUTIVE COMPENSATION
BY THE COMPENSATION AND DIRECTORS NOMINATING COMMITTEE

        Decisions regarding compensation of the Corporation's chief executive officer, the members of the Corporation's Strategy and Planning Committee and any other officers of the Corporation earning an annual base salary of $200,000 or more, all of whom are employees of the Bank, are made by the Compensation and Directors Nominating Committee of the Corporation, which acts jointly as the Compensation and Directors Nominating Committee of the Bank (collectively the "Compensation Committee"). The executive officers of the Corporation are compensated by the Bank and receive benefits under various Bank employee benefit plans. The Corporation provides incentive based compensation benefits to its executive officers pursuant to the Corporation's Profit Sharing Plan, the Executive Management Bonus Plan, the 1999 Variable Bonus Plan, the Executive Deferred Compensation Plan, the 1995 Omnibus Plan and the 1999 Omnibus Plan. The Compensation Committee administers the 1999 Variable Bonus Plan, the 1995 Omnibus Plan, the 1999 Omnibus Plan and the 2001 Stock Option Plan and grants options and other stock-based awards thereunder. The Compensation Committee also administers outstanding options issued under the 1985 Stock Option Plan, which expired in 1995. References in the following report to the Corporation shall be deemed to include the Bank, unless otherwise noted.

        The Compensation Committee presents the following report.

Overall Philosophy

        The Corporation's compensation and benefit programs provide systematic ways of rewarding employee-colleagues both as individuals and as members of a team for achieving or contributing meaningfully to the Corporation's strategic goals. Rewards are determined in accordance with the Corporation's "pay for performance" philosophy and are based on an evaluation process that periodically assesses performance against established goals. The compensation and benefit programs are reassessed annually for suitability with corporate growth strategies and competitiveness within the marketplace. Consistent with the Corporation's mission statement, these programs are designed to build, train, retain, reward and support the best team of professionals in the financial industry. They are designed to:

  •
  Reward achievement of corporate and individual goals in a fair, objective and consistent way;

  •
  Effectively motivate continued achievement of increasingly higher goals;

  •
  Attract and retain the best team of professionals;

  •
  Balance short and long-term objectives for both the Corporation and employee-colleagues;

  •
  Recognize behaviors that are consistent with the Corporation's values and culture;

  •
  Properly value and blend teamwork and individual effort; and

  •
  Provide appropriate levels of rewards using one or more of the following program components: base pay, bonus, stock options, benefit and retirement programs and training programs.

        Key elements of the compensation program for executive officers are base salary, annual cash bonus, stock option grants and benefits typically offered to executive officers by comparable financial institutions. These generally include banks of a size comparable to, or larger than, the Bank, both within and outside of Southern California, although the exact identity of the institutions surveyed to establish comparability varies from time to time, based on the availability of compensation data from third-party surveys. In addition, the Corporation uses custom survey data from a group of banks identified as financial/investment peer companies. These banks are similar to the Bank in asset size and product mix and are consolidated in a relatively small geographic location. Some, but not all, of the banks for which compensation survey information is considered are included within the SNL $5-10 Billion Bank Index utilized in the "Stockholder Return Graph" below.

STOCKHOLDER RETURN GRAPH

	Period Ending
Index
	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
City National Corporation	100.00	173.78	198.97	160.37	192.67	236.80
S&P 500	100.00	133.37	171.44	207.52	188.62	166.22
SNL $5B-$10B Bank Index	100.00	164.03	158.68	145.42	174.54	193.52

        The stockholder return graph compares the total cumulative stockholder return on the Corporation's common stock to the total cumulative returns of the Standard & Poor's 500 Index and the SNL $5-10 Billion Bank Index.

        Each line on the stockholder return graph assumes that $100 was invested in the Corporation's common stock and the respective indices on December 31, 1996, and assumes quarterly reinvestment of all dividends. The total cumulative returns shown on the stockholder return graph reflect historical results only and are not necessarily indicative of future results.

        The stockholder return graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates it by reference, and shall not otherwise be deemed to be filed under such Acts.

Chief Executive Officer

        Base Salary.    Mr. Russell Goldsmith's base salary for 2001 was set by the terms of the Russell Goldsmith Agreement. In determining the level of base salary provided for by the Russell Goldsmith Agreement, the Compensation Committee took into account Mr. Russell Goldsmith's qualifications and past experience, the performance of the Corporation since he became the Chief Executive Officer and the substantial increase in the size and diversification of the Corporation, the Corporation's long-term goals to continue to grow and diversify throughout the term of the Russell Goldsmith Agreement, as well as data regarding base salary levels of Chief Executive Officers of other comparable financial institutions provided by independent consultants.

        Annual Cash Bonus.    All officers of the Corporation and its subsidiaries may be selected by the Compensation Committee to participate in the 1999 Variable Bonus Plan. For 2001, Mr. Russell Goldsmith was the only officer selected to participate. Under the 1999 Variable Bonus Plan, the Compensation Committee establishes an objective compensation formula (expressed as a percentage of base salary) based on the achievements of performance goals which may include net income, earnings per share, return on assets, return on equity, total stockholder return and other criteria. Based upon the formula established by the Compensation Committee for 2001, which reflected the Corporation's net income goal, and the Bank's performance for 2001, Mr. Russell Goldsmith received a bonus of $895,665 in March 2002.

        Stock Option Grant.    Mr. Russell Goldsmith was awarded 125,000 stock options in 2001.

Other Executive Officers

        Base Salary.    The Compensation Committee considers and approves senior management recommendations concerning base salaries for executive officers. Base salary adjustments are usually effective beginning March 1. Executive officer base salaries for 2001 were primarily based on the performance of the Corporation and the individual and the individual's department or division, and the base salary levels at comparable financial institutions.

        Annual Cash Bonuses.    The executive officers of the Corporation are also members of the Bank's Executive Committee and as such are eligible to participate in the Bank's Executive Management Bonus Plan. The Executive Management Bonus Plan governs annual cash bonuses payable to members of the Bank's Executive Committee (other than officers subject to other bonus arrangements). The Bank's Strategy and Planning Committee (each of the members of which is also a member of the Executive Committee) each year establishes a net income goal for the Corporation which is subject to the approval of the Board of Directors. Under the Plan, the aggregate amount of bonuses paid depends upon the degree to which the Corporation's performance falls below or exceeds the net income goal. Senior management recommends to the Compensation Committee for its review and adoption the upper limit for bonuses, expressed as a percentage of annual base salary, based primarily on bonus levels for similar positions at comparable financial institutions. If the Corporation does not achieve at least 85% of its net income goal ("bonus threshold"), no cash bonuses are paid. If the Corporation achieves or exceeds the bonus threshold, bonuses may, but are not required to, be paid in the sole discretion of the Compensation Committee. Determination of which executive officers will receive bonuses and in what amounts is made by the Compensation Committee following discussion of the recommendations of senior management, based on a discretionary evaluation of the contribution to the accomplishment of the Corporation's net income goal by the officer and the officer's department or division. Not all eligible officers will necessarily receive a bonus and not all eligible officers will necessarily receive the same bonus.

        Additional amounts may be paid as bonuses to members of the Executive Committee who are deemed by the Compensation Committee to have achieved superior performance during the rating period. The Corporation exceeded the 2001 bonus threshold, and bonuses were paid in March 2002.

        Stock Option Grants.    Recommendations of senior management for the grant of stock options to executive officers under the Corporation's stock option plans are generally submitted to the Compensation Committee after the end of each fiscal year. In determining whether to recommend the grant of an option and the size of the grant to be awarded, senior management considers executive officers' salary levels, their expected contribution toward the growth and profitability of the Corporation and option grant levels at comparable financial institutions. Past financial performance of the Bank and the Corporation is given less weight in the decision, because the value of the option is dependent upon future appreciation in the stock price. After full discussion of the recommendations presented, the Compensation Committee decides whether to award stock options.

        The stock option plans are designed to align the interests of the executive officers with the long-term interest of the Corporation's stockholders in increasing the market value of the Corporation's stock. The option exercise price is the fair market value of the Corporation's common stock on the date of the grant. The options generally have a vesting schedule of 25% per year beginning one year after the grant date which is intended to assist in the retention of executive officers and the creation of stockholder value over the long-term, because the option holder receives the full benefit of the option only after four years.

Statement Regarding Deductibility

        Under Internal Revenue Code Section 162(m), the Corporation's tax deduction may be limited to the extent total compensation paid to the Corporation's chief executive officer and the four other highest-paid executive officers exceeds $1 million in any one tax year. The deduction limit does not apply to payments which qualify as "performance based" provided certain requirements are met, including receipt of stockholder approval. It is the intent of the Compensation Committee to structure the Corporation's compensation programs so that all compensation payments are tax deductible. However, the Compensation Committee reserves the discretion to make payments which are not tax deductible. In determining whether to do so, the Compensation Committee may consider a number of factors including, but not limited to, the tax position of the Corporation, the materiality of amounts likely to be involved, the performance levels of individuals who may receive such payments and the potential ramifications of the loss of flexibility to respond to unforeseeable changes in circumstances. Regulations under Section 162(m) permit stock options to be excluded from compensation if certain conditions are met. The Compensation Committee believes that all options granted under the 1995 Omnibus Plan and the 1999 Omnibus Plan meet these conditions.

              CHARLES E. RICKERSHAUSER, JR., CHAIRMAN
              MICHAEL L. MEYER
              RONALD L. OLSON

        The report of the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates it by reference, and shall not otherwise be deemed to be filed under such Acts.

REPORT BY THE AUDIT COMMITTEE

        The function of the Audit Committee is oversight. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and the Company's independent auditors are responsible for auditing those financial statements. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. None of the members of the Committee are employees of the Company and we do not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.

        The Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our company's independent accountants are in fact "independent."

        The Audit Committee operates pursuant to a written charter adopted by the Corporation's Board of Directors, last amended and restated on March 6, 2002, a copy of which is attached as Appendix A to this proxy statement.

        The Board of Directors, in its business judgment, has determined that each of the members of the Audit Committee is independent, as required by the applicable listing standards of the New York Stock Exchange.

        In performing its function, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements of the Corporation as of and for the year ended December 31, 2001 with the Corporation's management;

  •
  discussed with the Corporation's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect; and

  •
  received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditors' independence.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                      KENNETH ZIFFREN, CHAIRMAN
                      STUART D. BUCHALTER
                      RICHARD L. BLOCH

        The report of the Audit Committee shall not be deemed "soliciting material" or incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates it by reference, and shall not otherwise be deemed to be filed under such Acts.

CERTAIN TRANSACTIONS

        Since 1967, the Bank's Pershing Square Banking Office and a number of Bank departments have occupied leased space in the office building located at 606 South Olive Street in downtown Los Angeles (the "606 Building"). The 606 Building is owned by Citinational-Buckeye Building Co., a limited partnership of which Citinational Bancorporation and Olive-Sixth Buckeye Co. are the only general partners, each with a 29% partnership interest. Citinational Bancorporation, which is a wholly-owned subsidiary of the Bank, has an additional 3% interest as a limited partner of Citinational-Buckeye Building Co. Olive-Sixth Buckeye Co. is a limited partnership of which Mr. Bram Goldsmith, Chairman of the Board of the Corporation, is a 49% general partner. Therefore, Mr. Bram Goldsmith has an indirect 14% ownership interest in Citinational-Buckeye Building Co. The other partners of Citinational-Buckeye Building Co. and Olive-Sixth Buckeye Co. are not affiliated with the Corporation or the Bank.

        The Bank currently occupies space in the 606 Building under leases signed on March 6, 1997 (effective as of September 30, 1996), which expires in 2006, and October 15, 2000, which expires in 2005. Rental rates and other lease terms were negotiated at arms' length and are comparable to, or better than, rentals and lease terms for unaffiliated tenants in the 606 Building. In 2001 the Bank paid Citinational-Buckeye Building Co. a total of $1,404,528 for rent under all leases in the 606 Building and $75,651 for operating expense pass-throughs.

        In 1997, Citinational Bancorporation made advances to Citinational-Buckeye Building Co. in the form of both loans and capital contributions. The largest amount outstanding during 2001, including principal and accrued interest, was $5,015,107, which was the amount outstanding at April 4, 2001. Interest continues to accrue on the advances at a variable rate, which was 5.75% at December 31, 2001, based upon the Bank's prime rate. Payment of principal and interest are subordinated to a loan from a lender unaffiliated with the Bank, but may be made to the extent of the net cash flow generated by the 606 Building.

        Certain directors, officers and stockholders of the Corporation, and their associates, were depositors, borrowers or customers of the Bank in the ordinary course of business during 2001. Similar transactions are expected to occur in the future. In the opinion of management, all such transactions were effected on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, as to any loans, interest rates, fees and collateral, and any loans did not involve more than normal risk of collectibility or present other unfavorable features.

        Mr. Buchalter, a director of the Corporation, is Of Counsel to the law firm of Buchalter, Nemer, Fields & Younger which provided legal services to the Bank during 2001 and may do so in the future. Mr. Ziffren, a director of the Corporation, is a Senior Partner with the law firm of Ziffren, Brittenham, Branca & Fischer which may provide legal services to the Corporation or the Bank in the future. Mr. Olson, a director of the Corporation, is a Partner with the law firm of Munger, Tolles & Olson which provided legal services to the Corporation or the Bank during 2001 and may do so in the future. For information relating to directors who are members of the Compensation and Directors Nominating Committee, see also "Compensation Committee Interlocks and Insider Participation".

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Corporation and persons who own more than ten percent of the Corporation's common stock to file reports of initial ownership of the Corporation's common stock and subsequent changes in ownership with the Securities and Exchange Commission and any national securities exchange on which the Corporation's common stock is registered. Directors, officers and beneficial owners of more than ten percent of the Corporation's common stock are required by regulations of the Securities and Exchange Commission to furnish the Corporation with copies of all Section 16(a) reports they file.

        Based solely upon the Corporation's review of the copies of such reports furnished to the Corporation and written representations that no other reports were required to be filed, during 2001, all Section 16(a) reporting requirements applicable to directors, officers and beneficial owners of more than ten percent of the Corporation's common stock were met in a timely manner. It has been determined however that, during prior years, gifts of shares by Russell Goldsmith to a trust, of which Bram Goldsmith is the sole trustee and a minor child of Russell Goldsmith (and grandchild of Bram Goldsmith) is the beneficiary, were mistakenly reported in Section 16(a) filings as changes in the form of beneficial ownership of Russell Goldsmith rather than as transfers of beneficial ownership to Bram Goldsmith as the trustee of the trust. Thus, two reports that should have been filed by each of Bram Goldsmith and Russell Goldsmith, reporting an aggregate of four gift transactions by Russell Goldsmith to the trust, were not filed. Bram and Russell Goldsmith have since amended their Section 16(a) filings to correct the reporting of the shares in the trust. The ownership of the shares has always been correctly disclosed in the Security Ownership of Management table of the Corporation's annual proxy reports.

CITY NATIONAL CORPORATION 2002 OMNIBUS PLAN

Introduction

        On March 15, 2002, the Board of Directors adopted the City National Corporation 2002 Omnibus Plan (the "2002 Omnibus Plan"), subject to the approval of the Corporation's shareholders. The principal purpose of the 2002 Omnibus Plan is to promote the success of the Corporation by providing an additional means to attract, motivate, retain and reward key employees, including officers (whether or not also directors), of the Corporation and its subsidiaries with stock options and other incentives for high levels of individual performance and improved financial performance of the Corporation. The Board of Directors has found stock options to be an effective means of compensating employees under past stock option plans, and therefore recommends adoption of the 2002 Omnibus Plan.

        The material features of the 2002 Omnibus Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 2002 Omnibus Plan, a copy of which is attached hereto as Appendix B.

        The 2002 Omnibus Plan provides for the award ("Awards") of Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code and regulations thereunder ("ISOs"); stock options other than Incentive Stock Options ("Nonqualified Stock Options" or "NSOs"), which include Director Stock Options ("DSOs") (ISOs, NSOs and DSOs are collectively referred to as "stock options" or "options"); stock appreciation rights ("SARs"), either in tandem with ISOs or NSOs, or independently ("freestanding SARs"); and SARs or performance share awards which are paid in cash ("Cash Only Awards"). The 2002 Omnibus Plan will terminate on March 15, 2012, unless terminated sooner by the Board of Directors.

Background

        As of the close of business on March 1, 2002, only an aggregate of 1,211,840 shares of the Corporation's common stock remained available for future grants of stock options and other stock awards under the Corporation's 1995 Omnibus Plan, 1999 Omnibus Plan and 2001 Stock Option Plan. If the 2002 Omnibus Plan is approved by the shareholders, no future grants will be made under the 1999 Omnibus Plan; 364,961 shares will remain available for future grants of stock options and other stock awards under the 1995 Omnibus Plan; and 67,425 shares will remain available for future grants of stock options under the 2001 Stock Option Plan. In addition, the 2002 Omnibus Plan will authorize 5,000,000 shares for future grants of stock options and other Awards, which will represent a net increase of 4,220,546 shares from the shares which would otherwise have been available for grants under the 1999 Omnibus Plan. As of March 1, 2002, there were outstanding stock options on a total of 6,546,984 shares under the Corporation's existing plans.

Administration and Eligibility

        The 2002 Omnibus Plan is administered by the Compensation and Directors Nominating Committee (the "Committee"). Officers at the level of Vice President or above are eligible to participate. The Committee determines which key employees will receive Awards, the nature, price, number of shares and other terms of Awards, and the form and terms of Award agreements, except that DSOs are awarded annually on an automatic basis, without action of the Committee. See "Kinds of Awards—Stock Options," below. Awards may also be granted to other persons (not including non-employee directors), including significant agents and consultants, who perform or agree to perform substantial services for the Corporation or the Bank of a nature similar to those performed by key employees, except that ISOs may be granted only to employees. The Committee is authorized to interpret the 2002 Omnibus Plan, adopt rules and regulations, amend outstanding Awards subject to certain limitations (see "Amendment," below), and make such other determinations and take such other actions in the administration of the 2002 Omnibus Plan as it shall deem proper.

        As of March 1, 2002, approximately 625 officers would have been eligible for selection to participate in the 2002 Omnibus Plan, and 8 non-employee directors would have been eligible only for DSOs. No determination has been made as to the number of agents, consultants and other persons who are neither employees nor directors, but who might have been, or may be, eligible to participate in the 2002 Omnibus Plan.

Maximum Shares

        Under the 2002 Omnibus Plan, Awards of stock options and SARs may be granted with respect to up to 5,000,000 shares of the Corporation's authorized and unissued (or reacquired) common stock. The maximum number of shares for which options and freestanding SARs may be granted to a single employee in any single year is 500,000. Both limitations are subject to adjustment in the event of changes in the capitalization or corporate structure of the Corporation. (See "Adjustments and Extraordinary Events," below.) Upon termination, cancellation, forfeiture or expiration of any unexercised Award (other than a Cash Only Award) under the 1999 and 2002 Omnibus Plans, the number of shares with respect to which Awards of stock options and SARs may be granted under the 2002 Omnibus Plan will be increased by the number of shares to which such unexercised Award pertained. In addition, Cash Only Awards may be granted under the 2002 Omnibus Plan with respect to up to 1,500,000 shares.

Terms of Awards

        The Committee may determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Corporation's stock must not be for a term longer than five years. Unless the Committee determines otherwise, Awards do not vest or become exercisable until six months after the date of grant.

        If an Award requires exercise accompanied by payment by the employee, payment must generally be in cash or cash equivalents, but the Committee may accept payment by promissory note under certain conditions, including the requirements that the note mature in not more than 10 years, be full recourse and bear interest at a market rate, and that it be due and payable in full within 10 days after termination of the employee's employment, with certain exceptions for executive officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934. In addition, payment with respect to the exercise of an option may be made by the surrender or withholding of the Corporation's common stock under certain circumstances. See "Kinds of Awards—Stock Options," below.

        Awards may generally be exercised only by the person to whom they were granted, and cannot be sold, pledged, assigned or otherwise transferred, except to the Corporation, by a designation of beneficiary or according to the will or the laws of descent and distribution upon the grantee's death or, with respect to Awards other than ISOs, according to the terms of certain court orders incident to divorce or dissolution of marriage. However, the Committee may permit other kinds of transfers.

Kinds of Awards—Stock Options

        Under the 2002 Omnibus Plan, the Committee may from time to time grant stock options, either ISOs or NSOs (but not including DSOs), to eligible employees. As required by the Internal Revenue Code and regulations thereunder, ISOs are subject to certain limitations not applicable to NSOs. The exercise price of all stock options other than DSOs may not be less than the fair market value of the Corporation's common stock on the date of grant, except that the exercise price for any ISO granted to any eligible employee owning more than 10% of the Corporation's stock may not be less than 110% of the fair market value of the stock on the date of grant. The fair market value of the Corporation's common stock is the price of the last transaction of the day, as shown on the New York Stock Exchange. The exercise price may be adjusted in the event of changes in the capital or corporate structure of the Corporation. (See

"Adjustments and Extraordinary Events," below.) The aggregate fair market value (determined at the date of grant) of the stock subject to all ISOs held by an optionee that vest in any single calendar year cannot exceed $100,000. Options may not be hypothecated, assigned or transferred other than by will, inheritance or designation of a beneficiary. See "Termination of Employment, Death or Disability," below.

        The 2002 Omnibus Plan also provides for the automatic issuance of DSOs to purchase 500 shares of the Corporation's common stock, without action of the Committee, each year, immediately after the Annual Meeting of Stockholders, to each non-employee director of the Corporation. DSOs have an exercise price of $1.00 per share, payable in cash or cash equivalents, by surrender of the Corporation's common stock held by the director for at least six months before exercise, or any combination of the two. This exercise price may be adjusted in the event of changes to the Corporation's capital or corporate structure. (See "Adjustments and Extraordinary Events," below.) All DSOs vest six months after the date of issuance or upon the termination of a director's membership on the Board (otherwise than for cause), whichever occurs first. Except as set forth above, the terms of DSOs are the same as other NSOs issued under the 2002 Omnibus Plan.

        At the time of granting of an option, the Committee may grant Dividend Equivalents attributable to the shares subject to the option. A Dividend Equivalent is the right to receive cash representing all or a portion of the dividend payable with respect to the number of shares subject to the unexercised option, and is paid when the corresponding dividend is paid.

        In addition to the kinds of payment described above (see "Terms of Awards"), payment to the Corporation upon exercise of an option may be effected through delivery of previously acquired Corporation common stock which has been held for at least six months before exercise or, if approved by the Committee or specified in the Award agreement, by deducting shares from the number of shares for which the option is exercised. Any shares so delivered to the Corporation or deducted from the exercise for the purchase price shall be valued at their fair market value on the exercise date.

Kinds of Awards—Stock Appreciation Rights

        Under the 2002 Omnibus Plan, the Committee may from time to time grant SARs, either in tandem with the stock options or freestanding. When these rights are exercised, the holder receives a specified amount in cash, the Corporation's common stock or a combination of the two. Each SAR entitles the holder to receive the excess of the fair market value of a share of the Corporation's common stock on the exercise date over the fair market value of such share on the date the SAR was awarded, subject to any maximum determined by the Committee. If SARs are granted in tandem with options, they may be exercised only during the time and to the extent that the related options may be exercised, and the number of options held by the optionee is decreased by the number of SARs exercised by the optionee.

Kinds of Awards—Cash Only Awards

        Under the 2002 Omnibus Plan, the Committee may from time to time grant Cash Only Awards of performance shares or SARs. Performance share Cash Only Awards establish criteria determined by the Committee which, if achieved, result in the Corporation's issuing to the employee an amount in cash equal to the fair market value of the number of shares of common stock specified in the Award agreement, subject to any maximum determined by the Committee. The criteria may consist of performance goals or measures for the employee or the Corporation over a specified period of time, and the Committee may provide for full or partial credit for the satisfaction of criteria before the end of the period of time specified or the attainment of the specified goal, in the event of the employee's death, retirement or disability or under such circumstances as the Committee may determine. For a description of SARs, see "Kinds of Awards—Stock Appreciation Rights," above.

Termination of Employment, Death or Disability

        The Committee will determine the effect of the termination of employment on Awards, which determination may be different depending on the nature of the termination, such as terminations for cause, terminations resulting from death, disability or retirement and the like. The Committee may in its complete discretion change the exercise period or the number of shares for which an Award is vested or exercisable at the time of termination or within a reasonable time thereafter.

Adjustments and Extraordinary Events

        The 2002 Omnibus Plan provides that if the Corporation's common stock is changed into or exchanged for cash, other property or a different kind or number of shares or securities of the Corporation, or if additional shares or other securities are distributed with respect to the common stock through a merger or reorganization in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock dividend, stock split, consolidation, reverse stock split or distribution of cash or property to the Corporation's shareholders, or if there is any other extraordinary corporate transaction or event or a sale of substantially all the Corporation's assets which the Committee determines materially affects the common stock, then the Committee may, in such manner and to such extent as it deems appropriate and equitable, proportionately adjust the 2002 Omnibus Plan and outstanding Awards as to the number or kind of shares to which they relate, the price payable upon the exercise of Awards or the applicable performance standards or criteria. In the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spin-off, the Committee may also provide for a cash payment or for the substitution or exchange of outstanding Awards or the shares, cash or other property for which they may be exercised based upon the amount or property payable or distributable to shareholders because of such event.

        Under the 2002 Omnibus Plan, if a Change in Control Event takes place, then all outstanding options and SARs become exercisable, and all Cash Only Awards of performance shares become immediately payable, unless the Committee determines otherwise, in which event the Committee will make provision for continuation and, if required, assumption of the 2002 Omnibus Plan and outstanding Awards or for the substitution of new Awards therefor. A "Change in Control Event" occurs if (a) more than 20% of the Corporation's common stock or combined voting power is acquired by a person or entity other than Bram Goldsmith, the Goldsmith family, the Corporation or any employee benefit plan of the Corporation, but not including any acquisition directly from the Corporation; or (b) a majority of the Corporation's Board of Directors ceases to consist of the present directors or persons whose election or nomination was approved by a majority of the then incumbent Board (excluding any director who assumes his or her position as a result of an actual or threatened proxy contest); or (c) the Corporation is reorganized, merged or consolidated into another entity; or (d) the shareholders approve the liquidation or dissolution of the Corporation; unless, with respect to (a) or (c), after the event more than 80% of the common stock and combined voting power of the Corporation, the surviving company or the company that purchases the Corporation's assets is still held by persons who were formerly the shareholders of the Corporation, and no person or entity other than Bram Goldsmith, the Corporation, any employee benefit plan of the Corporation or the resulting company, or 20% shareholder prior to the transaction holds more than 20% of such company's common stock or combined voting power.

        In the event of a tender offer or exchange offer for the Corporation's common stock by a person or entity other than the Corporation which results in the acquisition of stock by the person or entity making the offer, the Committee may, in its discretion, permit the holders of options to surrender unexercised options and any rights in tandem therewith and receive the difference between (i) the higher of the highest price offered by such person or entity for the Corporation's common stock during the 60-day period before surrender of the options or the highest market price of the Corporation's common stock during such 60-day period, and (ii) the exercise price of the options surrendered.

Amendment

        The Board of Directors of the Corporation may amend, suspend or discontinue the 2002 Omnibus Plan in its discretion, except that shareholder approval is required for any amendment which would materially increase the maximum number of shares subject to the 2002 Omnibus Plan (otherwise than as a consequence of a change in the corporate or capital structure, as described in "Adjustments and Extraordinary Events," above) or materially modify the requirements as to eligibility to participate in the 2002 Omnibus Plan. Termination of the 2002 Omnibus Plan will not affect any Awards then outstanding.

Federal Income Tax Consequences

        Incentive Stock Options.    For federal income tax purposes, the holder of an ISO receives no taxable income at the time of the grant or exercise of the ISO. If such person retains the stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. An optionee who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock on the date of exercise. To the extent ordinary income is recognized by the optionee because the optionee's disposition of the ISO shares does not meet holding period requirements, the Corporation may deduct a like amount as compensation.

        Nonqualified Stock Options.    Under present Treasury regulations, an optionee who receives an NSO with an exercise price equal to the fair market value of the stock on the grant date will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. The Corporation will be eligible for a concurrent deduction equal to the income realized by the option holder. A non-employee director who receives a DSO will recognize ordinary income on the option exercise date equal to the difference between the exercise price and the fair market value of the stock on the exercise date. The Corporation will be able to take a deduction equal to the income realized by the holder when the holder is required to include such amount in income.

        The recipient of Dividend Equivalents realizes no taxable income at the time the Dividend Equivalents are awarded, nor does the Corporation receive any deduction at that time. When the Dividend Equivalents are paid, they are taxed as ordinary income on the date of payment, and the Corporation receives a deduction in the same amount.

        Stock Appreciation Rights.    The recipient of a SAR will not be taxed upon the grant of such right, but will realize ordinary income, at the time the right is exercised, equal to the amount of cash and/or the fair market value of the stock received. The Corporation will be entitled to a deduction at the time of exercise equal to the income realized by the recipient.

        Performance Share Cash Only Awards. A participant who has been granted a performance share Cash Only Award will not realize taxable income at the time of grant, and the Corporation will not be entitled to a deduction at that time. When such Award is paid, the participant will have ordinary income, and the Corporation will have a corresponding deduction for the amount paid to the participant.

        Excess Parachute Payments.    If, as a result of a Change of Control Event (see "Adjustments and Extraordinary Events," above), an employee's options or SARs become exercisable or performance share Cash Only Awards become immediately payable, the additional economic value attributable to the acceleration, if any, may be deemed a "parachute payment" if such value, when combined with all other payments resulting from the change of control, equals or exceeds 300% of the employee's average annual taxable compensation over the five preceding calendar years. In such case, the excess of the total parachute payments over such average annual taxable compensation is subject to a 20% non-deductible excise tax, in addition to any income tax payable, and the Corporation is not entitled to deduct the portion of the parachute payment that is subject to such excise tax.

        Section 162(m) Limits.    Notwithstanding the foregoing discussion, Section 162(m) of the Internal Revenue Code and the regulations thereunder would render non-deductible to the Corporation certain compensation to certain executive officers that exceeds $1,000,000 in any year, unless the compensation is exempt. The rules contain an exemption for performance-based compensation plans that includes the requirement, among other things, that the material terms of the plan be approved by shareholders. Although the Corporation believes that options and SARs granted under the 2002 Omnibus Plan should be exempt under the proposed rules, and consequently deductible to the Corporation as discussed above, performance share Cash Only Awards may not be exempt if the aggregate compensation of the executive officer would exceed such limit. In the event of a further change in the applicable law or rules, the continued deductibility of options and SARs cannot be assured.

        Although the Committee has not granted stock options pursuant to the 2002 Omnibus Plan and will not grant any such options until after shareholder approval of the 2002 Omnibus Plan, the following table describes the DSOs which will be granted to non-employee directors of the Corporation immediately after the Annual Meeting of Shareholders, assuming shareholder approval of the 2002 Omnibus Plan. The other Awards, if any which may be made in the future under the 2002 Omnibus Plan (or which would have been made under the 2002 Omnibus Plan during the Corporation's last fiscal year, if the 2002 Omnibus Plan had been in effect) are not determinable.

New Plan Benefits—City National Corporation 2002 Omnibus Plan

Name and Position	Dollar Value ($)	Number Units
Bram Goldsmith, Chairman of the Board	Not Applicable	-0-
Russell Goldsmith, Chief Operating Officer, City National Bank	Not Applicable	-0-
George H. Benter, Jr., President, City National Bank	Not Applicable	-0-
Frank P. Pekny, Vice Chairman, Chief Financial Officer, City National Bank	Not Applicable	-0-
Jan R. Cloyde, Executive Vice President, City National Bank	Not Applicable	-0-
Executive Group	Not Applicable	-0-
Non-Executive Director Group	To be determined on April 24, 2002, assuming shareholder approval of the 2002 Omnibus Plan	4,000 Shares
Non-Executive Officer Employee Group	Not Applicable	-0-

        Required Vote.    The 2002 Omnibus Plan must be approved by the holders of a majority of the shares of common stock of the Corporation represented at the Annual Meeting of Stockholders in person or by proxy, including abstentions, but not including broker non-votes. Each shareholder is entitled to one vote for each share held, and abstentions and broker non-votes will not be counted in favor of approval. The Board of Directors recommends shareholder approval of the 2002 Omnibus Plan. Proxies received by the Corporation with no specification with respect to this proposal and not revoked prior to or at the Annual Meeting will be voted FOR this proposal. For more complete information concerning the 2002 Omnibus Plan, reference is made to Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE CITY NATIONAL CORPORATION 2002 OMNIBUS PLAN.

INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors of the Corporation and the Board of Directors have selected KPMG LLP to serve as the independent auditors of the Corporation for its fiscal year ended December 31, 2001. The Audit Committee has also selected KPMG LLP to serve as the independent auditors for the current fiscal year ending December 31, 2002.

        KPMG LLP performs both audit and non-audit professional services for and on behalf of the Corporation and its subsidiary. The Audit Committee requires that non-audit professional services require prior Committee approval and that has considered whether the independent auditor's provision of any financial information systems design and implementation services or any other non-audit services is compatible with maintaining the independent auditor's independence. The Corporation has not and does not intend to use its independent auditor for services in connection with the design or implementation of hardware or software systems that aggregate source data underlying the financial statements or generate information that is significant to the financial statements taken as a whole.

        The aggregate fees billed for professional services by KPMG LLP in fiscal 2001 for various services were:

  •
  Audit Fees: $446,000 for services rendered for the annual audit of City National Corporation's consolidated financial statements for fiscal 2001, the quarterly reviews of the financial statements included in City National Corporation's Forms 10-Q, and the separate statutory audits of subsidiaries, and a review of certain filings with the Securities and Exchange Commission and other regulatory agencies;

  •
  Financial Information Systems Design and Implementation Fees: $0 for services rendered in connection with the design or implementation of hardware or software systems that aggregate source data underlying the financial statements or generate information that is significant to the financial statements taken as a whole;

  •
  Tax Fees: $379,960 for tax compliance services including assistance on tax examinations;

  •
  Audit Related Services: $332,250 for benefit plan audits, audits of various common trust and mutual funds, SEC registration statement related work and report on processing of transactions for fiduciary activities;

  •
  All Other Fees: $962,100 for various non-financial statement audit services such as assistance on acquisitions, benefit plan design, capital generation and tax planning strategies.

        Representatives of KPMG LLP are expected to be present at the annual meeting, will have the opportunity to make a statement should they desire to do so and are expected to be available to respond to appropriate questions which may be asked by stockholders.

STOCKHOLDER PROPOSALS

        To be considered for inclusion in the Corporation's proxy statement for the 2003 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to the Corporation's Secretary on or before November 25, 2002 and must satisfy the other requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

        The proxy card for the 2003 Annual Meeting of Stockholders will give the designated proxy holder authority to vote at his or her discretion on any matter which is not brought to the Corporation's attention on or before February 7, 2003.

APPENDIX A

CITY NATIONAL CORPORATION

AUDIT COMMITTEE CHARTER

1.
Responsibilities and Authority

        This Audit Committee is appointed by the Board of Directors to assist the Board of Directors in:

  •
  Monitoring the integrity of the Corporation's financial statements and financial accounting practices;

  •
  Monitoring the Corporation's compliance with legal and regulatory requirements; and

  •
  Monitoring the independence and performance of the Corporation's internal auditors1 and external auditors.

(1)
For purposes of this charter, "internal auditors" shall be deemed to include the compliance and loan review units.

        This Committee shall comprise at least three members appointed by the Board of Directors. Each member of this Committee shall be "independent" (as required by the rules of the New York Stock Exchange and the Federal Deposit Insurance Act and implementing regulations, as such may be in effect from time to time) and shall be "financially literate" (as such term is interpreted by the Board of Directors in its business judgment). Not less than one member of this Committee shall have "accounting or related financial management expertise" (as such term is interpreted by the Board of Directors in its business judgment) and not less than two members of this Committee shall have "banking or related financial management expertise" (as determined by the Board of Directors in accordance with guidelines of the Federal Deposit Insurance Corporation (12 CFR 363, Appendix A)).

        This Committee shall also function as the audit committee of the Corporation's wholly owned subsidiary, City National Bank, as permitted by the Federal Deposit Insurance Act and implementing regulations (12 USC 1831m (i), 12 CFR 363.1(b)(2)).

        This Committee shall have the authority to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Corporation and any subsidiaries of the Corporation, including City National Bank, direct access to the external auditors and the power to retain outside counsel or other experts for this purpose. In addition to its regularly scheduled meetings, this Committee may meet privately in executive session, with the external auditors, the internal auditors, management or as a committee, to discuss any matters that such groups or this Committee believe should be discussed.

        The function of this Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The external auditor is responsible for planning and carrying out a proper audit of the Corporation's annual financial statements, reviews of the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures. The members of this Audit Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including with respect to the issue of auditor independence. It is not the duty or responsibility of this Audit Committee or any of its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of this Audit Committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to this Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be reported promptly to the Board of Directors) and (iii) representations made by management as to any information technology or other non-audit services provided by the external auditor to the Corporation.

2.
Guidelines for Performing Responsibilities

a.
This Committee shall have a clear understanding with management and the external auditors that the external auditor is ultimately accountable to the Board of Directors and this Committee. The Board of Directors and this Committee have the ultimate authority and responsibility for selecting, evaluating and, if appropriate, replacing the external auditor.

b.
This Committee is responsible for ensuring that the external auditor submits on a periodic basis (i) a formal written statement, as required by the Independence Standards Board Statement No. 1, delineating all relationships between the external auditor and the Corporation and (ii) a formal written statement of the fees billed by the external auditor for each of the following categories of services: (A) the audit of the Corporation's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for that fiscal year; (B) financial information systems design and implementation (separately identifying any fees for such services) and (C) all other services. This Committee will approve the retention of the external auditor for any non-audit service and is responsible for actively engaging in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity or independence of the external auditor and for recommending action by the Board of Directors to satisfy itself of the external auditors' independence. This Committee shall consider the effect on the external auditor's independence of the external auditor's provision of non-audit services (it being recognized that, in connection with such consideration, this Committee will rely on the accuracy of the information provided by the external auditor as to the services provided and the fees billed and on the representations of management).

c.
This Committee shall discuss with the internal auditors and the external auditors the overall scope and plans for their respective audits, including the fees of the external auditors, the experience and qualifications of senior members of the external auditor team, the quality control procedures of the external auditor, and the adequacy of staffing. This Committee shall discuss with management, the internal auditors and the external auditors the adequacy and effectiveness of the Corporation's and subsidiaries' internal controls regarding financial, accounting, regulatory, and legal compliance and conformity with the Company's Code of Conduct, including disclosures of insider and affiliated party transactions.

d.
This Committee shall review with management and the external auditors financial results prior to the release of earnings and interim financial statements prior to the filing of the Corporation's quarterly report on Form 10-Q. The chair of this Committee (or in his or her absence, another member of this Committee) may represent the entire Committee for the purposes of this review.

e.
This Committee shall review with management and the external auditors the financial statements to be included in the Corporation's annual report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including the external auditors' judgment about the quality of accounting principles, the reasonableness of significant judgments and the clarity of disclosures.

f.
This Committee shall review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  g.
  This Committee shall prepare, or cause to be prepared subject to this Committee's review and approval, a report to be included in the Corporation's proxy statement relating to the annual meeting stating whether this Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with the external auditors the matters required to be discussed by Statement on Accounting Standards No. 61, (3) received from the independent auditors the disclosures regarding the auditors' independence required by Independence Standards Board Statement No. 1, and (4) based upon its review and discussions, recommended to the Board of Directors that the audited financial statements be included in the Corporation's annual report on Form 10-K.

  h.
  This Committee shall review and reassess the adequacy of this charter at least annually and shall obtain approval of the charter from the Board of Directors.

  i.
  This Committee shall report the results of its activities to the Board of Directors.

APPENDIX B

CITY NATIONAL CORPORATION
2002 OMNIBUS PLAN

        I.    THE PLAN

        1.1.    Purpose

          The purpose of this Plan is to promote the success of the Corporation by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Corporation with awards and incentives for high levels of individual performance and improved financial performance of the Corporation, and to motivate and reward Non-Employee Directors with grants of Director Stock Options.

        1.2.    Definitions

    (a)
    "Award" shall mean an award of any Option, Stock Appreciation Right, Performance Share Award, Dividend Equivalent, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

    (b)
    "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

    (c)
    "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

    (d)
    "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

    (e)
    "Beneficiary" shall mean the person, persons, trust or trusts entitled, by will or the laws of descent and distribution or pursuant to a designation of a beneficiary on a form acceptable to the Committee, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

    (f)
    "Board" shall mean the Board of Directors of the Corporation.

    (g)
    "Cash Only Award" shall mean Stock Appreciation Rights or Performance Share Awards which are paid in cash.

    (h)
    "Change in Control Event" shall mean:

    (1)
    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this sub-section (1), the following acquisitions shall not constitute a Change in Control Event: (i) any acquisition directly from the Corporation; (ii) any acquisition by the Corporation; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this section (h), or (v) any acquisition by the Goldsmith Family or any director or partnership for the benefit of any member of the Goldsmith Family; or

      (2)
      Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contest by or on behalf of a person other than the Board; or

      (3)
      Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination (i) all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially owned, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

      (4)
      Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (i)
    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    (j)
    "Commission" shall mean the Securities and Exchange Commission.

    (k)
    "Committee" shall mean the Compensation and Directors Nominating Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for eligible employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom shall be a Disinterested and Outside director.

    (l)
    "Common Stock" shall mean the common stock of the Corporation, $1.00 par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

    (m)
    "Corporation" shall mean City National Corporation and its Subsidiaries.

    (n)
    "Director Stock Option" means a Nonqualified Stock Option granted to a Non-Employee Director pursuant to Section 2.8 of this Plan.

    (o)
    "Disinterested and Outside" shall mean a "Non-Employee Director" within the meaning of Rule 16b-3, and "outside" within the meaning of Section 162(m) of the Code.

    (p)
    "Dividend Equivalent" shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Share after the date of an Award of a Dividend Equivalent.

    (q)
    "Eligible Employee" shall mean an officer at a level of Vice President or the equivalent (whether or not a director) of the Corporation, or any Other Eligible Person, as determined by the Committee in its discretion.

    (r)
    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    (s)
    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    (t)
    "Fair Market Value" shall mean, with respect to Common Stock, the price at which the Common Stock sold on the last normal transaction of the trading day on a specified date, or if no trading occurs on such specified date, on the most recent preceding business day on which trading occurred, as quoted on the New York Stock Exchange.

    (u)
    "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

    (v)
    "Nonqualified Stock Option" shall mean an Option that is designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

    (w)
    "Non-Employee Director" shall mean a member of the Board who is not an officer or employee of the Corporation, including, but not limited to, a member of the Board who qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3.

    (x)
    "Option" shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

    (y)
    "Other Eligible Person" shall mean any other person (including significant agents and consultants) who performs or agrees to perform substantial services for the Corporation of a nature similar to those performed by key employees, selected to participate in this Plan by the Committee from time to time; provided that in no event shall a Non-Employee Director be selected as an Other Eligible Person.

    (z)
    "Participant" shall mean an Eligible Employee who has been granted an Award under this Plan or Non-Employee Director who has been granted a Director Stock Option under this Plan.

    (aa)
    "Performance Share Award" shall mean a Cash Only Award in the form of performance shares made pursuant to the provisions, and subject to the terms and conditions, of Article IV of the Plan.

    (bb)
    "Personal Representative" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

    (cc)
    "Plan" shall mean this 2002 Omnibus Plan.

    (dd)
    "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d) (3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

    (ee)
    "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

    (ff)
    "Rule 16b-3" shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

    (gg)
    "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

    (hh)
    "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

    (ii)
    "Shares" shall mean shares of Common Stock of the Corporation.

    (jj)
    "Stock Appreciation Right" shall mean a right to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Shares, that is authorized under this Plan.

    (kk)
    "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

    (ll)
    "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

        1.3.    Administration and Authorization; Power and Procedure

    (a)
    Committee.    This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

    (b)
    Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the Committee shall have the authority:

    (i)
    To determine, from among those persons eligible, the particular Eligible Employees who will receive any Awards;

    (ii)
    To grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

      (iii)
      To approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

      (iv)
      To construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

      (v)
      To cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Awards held by Participants, subject to any required consent under Section 5.6;

      (vi)
      To accelerate or extend the exercisability or vesting or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

      (vii)
      To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

    (c)
    Binding Determinations. Any action taken by, or inaction of, the Corporation, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

    (d)
    Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

    (e)
    Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation.

        1.4.    Participation

          Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive Awards under this Plan only as specified in Section 2.8.

        1.5.    Shares Available for Awards

          Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be Shares of the Corporation's authorized but unissued Common Stock. The Shares may be delivered for any lawful consideration.

    (a)
    Number of Shares. The maximum number of Shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees and grants of Director Stock Options to Non-Employee Directors under this Plan (other than Cash Only Awards) shall not exceed 5,000,000 Shares, subject to the reissue of Awards pursuant to Sections 1.5(d) and 5.13(b) and the adjustments contemplated by Section 5.2. The maximum number of Options and Stock Appreciation Rights (whether payable in Shares, cash or any combination thereof)

      that may be granted to an Eligible Employee during any one-year period shall not exceed 500,000 Shares, subject to adjustment as contemplated in Section 5.2.

    (b)
    Reservation of Shares. Common Stock subject to outstanding Awards (other than Cash Only Awards) shall be reserved for issuance. If a Stock Appreciation Right is exercised and paid in Shares, the number of Shares to which such exercise relates under the applicable Award shall be charged against the maximum amount of Shares that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Corporation withholds Shares pursuant to Section 2.2(b) or 5.5, the number of Shares that would have been deliverable with respect to an Award shall be reduced by the number of Shares withheld, and such Shares shall not be available for additional Awards under this Plan.

    (c)
    Cash Only Award Limit. Awards payable solely in cash under the Plan and Awards payable either in cash or Shares that are actually paid in cash shall constitute and be referred to as "Cash Only Awards". The number of Cash Only Awards shall be determined by reference to the number of Shares by which the Award is measured. The maximum number of Cash Only Awards that may be paid under the Plan shall not exceed 1,500,000 Shares, subject to adjustments under Section 5.2. Awards payable either in cash or Shares shall not be counted against the Cash Only Award limit if charged against the Share limit in subsection (a).

    (d)
    Reissue of Awards. Subject to any restrictions under Rule 16b-3, the Shares which are subject to any unexercised, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under subsection (a) or (c) above, as applicable, provided the Participant has not received dividends or Dividend Equivalents during the period in which the Participant's ownership was not vested. Shares that are issued pursuant to Awards and subsequently reacquired by the Corporation pursuant to the terms and conditions of the Awards also shall be available for reissuance under the Plan. Nothing in this paragraph shall be interpreted to allow Shares which are in the possession of the Corporation pursuant to either Section 2.2(b) or 5.5 to be available for reissuance under the Plan.

    (e)
    Interpretive Issues. Additional rules for determining the number of Shares or Cash Only Awards authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b-3.

        1.6.    Grant of Awards

          Subject to the express provisions of this Plan, the Committee shall determine the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.3(b), the specific objectives, goals and performance criteria (such as an increase in revenues, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

        1.7.    Award Period

          Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options or other rights to acquire Shares, not later than ten (10) years after the Award Date.

        1.8.    Limitations on Exercise and Vesting of Awards

    (a)
    Provisions for Exercise. Except as may otherwise be provided in an Award Agreement or herein, no Award shall be exercisable or shall vest until at least six months after the initial Award Date. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

    (b)
    Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b).

    (c)
    Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

        1.9.    Acceptance of Notes to Finance Exercise

          The Corporation may, with the Committee's approval, accept one or more notes from any Participant in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

    (a)
    The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan, and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

    (b)
    The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

    (c)
    The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee to be equal to a "market rate" of interest on the date of such exercise or receipt.

    (d)
    Except as otherwise provided by the Committee, if the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of any Shares acquired by the Participant in connection with an Award to which the note relates would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such Shares could have been made without incurring such liability, assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

    (e)
    If required by the Committee or by applicable law, the note shall be secured by a pledge of any Shares or rights financed thereby or any other collateral determined by the Committee in compliance with applicable law.

    (f)
    The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect and any other applicable banking rules and regulations.

        1.10.    No Transferability

    (a)
    Awards may be exercised only by the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than upon death or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan.

    (b)
    The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

        II.    OPTIONS

        2.1.    Grants

          One or more Options may be granted under this Article to any Eligible Employee, subject to the provisions of Section 1.5. Each Option granted may be either an Option intended to be an Incentive Stock Option or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement.

        2.2.    Option Price

    (a)
    Pricing Limits. Subject to Section 2.4, the purchase price per Share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

    (b)
    Payment Provisions. The purchase price of any Shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) if authorized by the Committee or specified in the applicable Award Agreement, in cash in an amount equal to the par value of the Shares being purchased, and, in the form of a promissory note (consistent with the requirements of Section 1.9) of the Participant in an amount equal to the difference between said cash amount and the purchase price of such Shares; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) by the delivery of Shares already owned by the Participant which have been held for at least six months, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such Shares; or (vi) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (v) shall be valued at their Fair Market Value on the date of exercise.

        2.3.    Limitations on Grant and Terms of Incentive Stock Options

    (a)
    $100,000 Limit. To the extent that the aggregate "fair market value" of Common Stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares of Common Stock are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option.

    (b)
    Option Period. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

    (c)
    Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4.    Limits on 10% Holders

          No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5.    No Option Repricing

          Subject to Section 5.2 and Section 5.6 and the specific limitations on Awards granted in this Plan, the Committee may not reduce the exercise price of any Option or Stock Appreciation Right granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Options or Stock Appreciation Rights as consideration for the grant of a new Award with a lower per-share exercise price.

        2.6.    Dividend Equivalents

          The Committee may, at the time of granting an Option, grant Dividend Equivalents attributable to Shares subject to the Option. Dividend Equivalents shall be paid in cash only to the extent the Option is unexercised as of the dividend record date, as specified in the Award Agreement, as follows: the Dividend Equivalent per Share shall be multiplied by the number of Shares subject to Option and an amount equal to the product so derived shall be paid in cash to the Participant on the dividend payment date. The Committee may, in the Award Agreement, specify that Dividend Equivalents shall be paid only for a specified time period or only as to that portion of the Option that has vested.

        2.7.    Surrender of Stock Options

          The Committee, in its sole discretion, shall have the authority under the circumstances set forth herein to agree mutually with a Participant to grant such Participant the right, on such terms and conditions as the Committee may prescribe, to surrender such Participant's Options to the Corporation for cancellation and to receive upon such surrender a cash payment equal to the Spread applicable to such surrendered Options. Such right shall be made available only in the event of an Offer (as defined in the following paragraph).

          The term "Offer" as used in this Section means any tender offer or exchange offer for Shares, other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires Shares pursuant to such offer.

          The term "Offer Price per Share" as used in this Section means the highest price per Share paid on any Offer which is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Option is surrendered pursuant to this Section and ending on such date of surrender. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the valuation placed on such securities or property by any other corporation, person or entity making the Offer or (b) the valuation placed on such securities or property by the Committee.

          The term "Spread" as used in this Section means with respect to any surrendered Option and associated right, if any, an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share or the highest market price per Share of the Corporation's Common Stock during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender over (B) the purchase price per Share at which the surrendered Option is then exercisable, by (ii) the number of Shares subject to such Option with respect to which it has not theretofore been exercised.

        2.8.    Special Requirements for Director Stock Options

    (a)
    Eligibility. All directors of the Corporation who are not employees of the Corporation shall be eligible to receive Director Stock Options, as set forth in this Section 2.8.

    (b)
    Grant of Director Stock Options. Every eligible director will receive five hundred (500) Director Stock Options on the date of each annual meeting of stockholders. Director

      Stock Options shall be granted automatically to each such eligible director on the business day of or next following such annual meeting of stockholders, without further action of the Committee or the Board.

    (c)
    Stock Option Price. The purchase price of the Common Stock pursuant to a Director Stock Option shall be $1.00 per Share.

    (d)
    Other Terms of Director Stock Options. Each Director Stock Option shall become exercisable six (6) months after the date of grant. Unless otherwise determined by the Committee, if the holder of Director Stock Options ceases to serve as a director of the Corporation for any reason other than for cause, the Director Stock Options shall expire at the earlier of the end of their fixed term or three months after the date of such termination, and until then shall be exercisable in full, regardless of any vesting schedule otherwise applicable. Except as set forth in this Section 2.8, all terms and provisions of the Director Stock Options shall be as set forth in the Plan with respect to Options which are not Director Stock Options.

        III.    STOCK APPRECIATION RIGHTS

        3.1.    Grants

          In its discretion, the Committee may grant to any Eligible Employee Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

        3.2.    Exercise of Stock Appreciation Rights

    (a)
    Exercisability.    A Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

    (b)
    Effect on Available Shares.    In the event that a Stock Appreciation Right related to another Award is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Stock Appreciation Right and the related Option of the Participant.

    (c)
    Stand-Alone SARs.    A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement, but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date.

        3.3.    Payment

    (a)
    Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount determined by multiplying:

    (i)
    The difference obtained by subtracting the exercise price per Share under the related Award (if applicable) or the initial Share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by

    (ii)
    The number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

          Notwithstanding the above, the Committee may place a maximum limitation on the amount payable upon exercise of a Stock Appreciation Right. Such limitation, however, must be determined as of the date of the grant and noted on the instrument evidencing the Stock Appreciation Right granted hereunder.

    (b)
    Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

        IV.    PERFORMANCE SHARE CASH ONLY AWARDS

        4.1.    Grants of Performance Share Cash Only Awards

          The Committee may, in its discretion, grant Cash Only Awards in the form of Performance Share Awards to any Eligible Employee based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Award, the duration of the Award and the conditions upon which payment of the Award to the Participant shall be based. The cash amount that may be deliverable pursuant to such Award shall be based upon the fair market value of the number of Shares of Common Stock specified in the Award, subject to any maximum determined by the Committee, and the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Corporation (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Section 5.10(c)(2), if applicable, may determine.

        4.2.    Deferred Payments

          The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

        V.    OTHER PROVISIONS

        5.1.    Rights of Eligible Employees, Participants and Beneficiaries

    (a)
    Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

    (b)
    No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Corporation to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

    (c)
    Plan Not Funded. Awards payable under this Plan shall be payable in Shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares of Common Stock except as expressly otherwise provided) of the Corporation by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

        5.2.    Adjustments; Accelerations

    (a)
    Adjustments. If the outstanding Shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding Shares of Common Stock, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Corporation, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, (1) proportionately adjust any or all terms of outstanding Awards including, but not limited to, (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change, or (C) the performance standards appropriate to any outstanding Awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is available to shareholders generally.

    (b)
    Acceleration of Awards Upon Change in Control. Upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, and (ii) each Performance Share Award shall become payable to the Participant. Notwithstanding the foregoing, prior to a Change in Control Event, the Committee may determine that, upon its occurrence, there shall be no acceleration of benefits under Awards or determine that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establish a different time in respect of such event for such acceleration. In that event, the Committee will make provision in connection with such transaction for continuance of the Plan and the assumption of Options and Awards theretofore granted, or the substitution for such Options and Awards with new options and awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. In addition, the Committee may override the limitations on acceleration in this Section 5.2(b) by express provision in the Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

    (c)
    Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Shares or cash under this Plan has not been exercised prior to (i) a dissolution of the Corporation, (ii) a reorganization event described in Section 5.2(a) that the Corporation does not survive, or (iii) the consummation of a reorganization event described in Section 5.2(a) that results in a Change in Control Event approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

        5.3.    Effect of Termination of Employment

          The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and the number of Shares covered by the Award with respect to which the Award is exercisable or vested.

        5.4.    Compliance with Laws

          This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

        5.5.    Tax Withholding

    (a)
    Cash or Shares. Upon any exercise, vesting, or payment of any Award, the Corporation shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Corporation may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Corporation may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by the appropriate number of Shares valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

    (b)
    Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Corporation may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a "market rate" of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish, and such loan need not comply with the provisions of Section 1.9.

        5.6.    Plan Amendment, Termination and Suspension

    (a)
    Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in Section 5.9.

    (b)
    Shareholder Approval. If any amendment would materially increase the aggregate number of Shares or other securities that may be issued under this Plan or materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

    (c)
    Amendments to Awards. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Award.

    (d)
    Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

        5.7.    Privileges of Stock Ownership

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

        5.8.    Effective Date of the Plan

          This Plan shall be effective as of March 15, 2002, the date of Board approval, subject to shareholder approval within 12 months thereafter.

        5.9.    Term of the Plan

          No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

        5.10.    Governing Law; Construction; Severability

    (a)
    Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

    (b)
    Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

    (c)
    Plan Construction.

    (i)
    It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

    (ii)
    It is the further intent of the Corporation that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

        5.11.    Captions

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        5.12.    Non-Exclusivity of Plan

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, except as provided in Section 5.13.

        5.13.    Relation to 1999 Omnibus Plan

    (a)
    No New Awards. Notwithstanding any other provisions to the contrary in this Plan, upon shareholder approval of this Plan pursuant to Section 5.8, no new awards of Shares will be granted under the Corporation's 1999 Omnibus Plan, and any awards of Shares granted under the 1999 Omnibus Plan after March 1, 2002 will reduce the number of Shares available under this Plan.

    (b)
    Reissue of Awards. Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's 1999 Omnibus Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after March 1, 2002, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(d).

CITY NATIONAL CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS—APRIL 24, 2002
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated March 25, 2002, and hereby appoints Frank P. Pekny and Michael B. Cahill, or each of them acting individually, and each with power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders of CITY NATIONAL CORPORATION on April 24, 2002, at 4:30 p.m., and any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:

(1)
ELECTION OF DIRECTORS
/ /	FOR all the nominees listed below to serve as Class III directors for a term of three years (EXCEPT AS MARKED TO THE CONTRARY BELOW)
Richard L. Bloch Bram Goldsmith Bob Tuttle Kenneth Ziffren INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

(2)
APPROVAL OF THE CITY NATIONAL CORPORATION 2002 OMNIBUS PLAN.
/ / FOR	/ / AGAINST	/ / ABSTAIN FROM
(3)
In their discretion, upon all other matters as may properly be brought before the annual meeting or any adjournments thereof.

(CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS NAMED ABOVE AND "FOR" APPROVAL OF THE 2002 OMNIBUS PLAN.

        Please complete, sign and mail this Proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.

Dated	, 2002

Signature of Stockholder(s)
(Please sign your name exactly as it appears hereon. In the case of stock held in joint tenancy, all joint tenants must sign. Fiduciaries should indicate title and authority.)

QuickLinks

TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
ELECTION OF DIRECTORS
BOARD OF DIRECTORS COMMITTEES
PRINCIPAL HOLDERS OF COMMON STOCK
SECURITY OWNERSHIP OF MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
COMPENSATION OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION AND DIRECTORS NOMINATING COMMITTEE
STOCKHOLDER RETURN GRAPH
REPORT BY THE AUDIT COMMITTEE
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CITY NATIONAL CORPORATION 2002 OMNIBUS PLAN
INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
APPENDIX A CITY NATIONAL CORPORATION AUDIT COMMITTEE CHARTER
APPENDIX B
CITY NATIONAL CORPORATION 2002 OMNIBUS PLAN